EXHIBIT 99(a)

                        FOURTH AMENDED AND RESTATED

                             ASHLAND OIL, INC.

                           EMPLOYEE THRIFT PLAN



            WHEREAS, Ashland Oil, Inc. established the Ashland Oil,  Inc.

  Employee Thrift Plan originally  effective June 1, 1964 for the benefit of employees eligible to participate therein;

            WHEREAS,  the aforesaid  Plan was  amended from  time to time and,  as  so amended,  was completely  amended  and  restated effective

  October  1,  1976  to  comply  with  the  provisions  of  the  Employee

  Retirement Income Security Act of 1974;

            WHEREAS, the aforesaid amended and restated Plan was  further amended  from time  to  time and  was  completely amended  and restated

  effective  October 1,  1980  and again  restated effective  October  1,

  1983;

            WHEREAS,  Article  20 of  the  aforesaid  third  amended  and restated  Plan, reserves  to  Ashland Oil,  Inc.  the right  to further amend the Plan; and

            WHEREAS,   Ashland  Oil,   Inc.  desires   to  make   further

  amendments to  the  Plan and  to  incorporate  such amendments  into  a completely restated Plan;

            NOW, THEREFORE, Ashland  Oil, Inc. does hereby further  amend and restate  the Ashland Oil, Inc.  Employee Thrift  Plan in accordance with the following terms and conditions:

                                 ARTICLE 1

                              PURPOSE OF PLAN





      1.1  Designation.   The Plan is  designated the "Ashland Oil,  Inc.

  Employee Thrift Plan."



      1.2  Purpose.   The purpose of the  Plan is to  provide retirement,

  disability, death, employment termination, thrift and  cash or deferred

  arrangement  benefits   for  the   Participating  Companies'   eligible

  employees  and  their  beneficiaries.   To  provide such  benefits, the

  Participating Companies  propose to make  contributions from their  Net

  Profits  in  accordance  with   the  provisions  of  the  Plan.    Such

  contributions  and  any  income  derived  therefrom  shall  be  for the exclusive benefit  of participants  and their  beneficiaries and  shall not be used for, or diverted to, any other purpose.

                                 ARTICLE 2

                                DEFINITIONS

      2.1   As used in the Plan:

            (a)   "Account"  shall  mean  all  of  the  separate accounts

  maintained for each Member  under the provisions  of Article 10 of  the

  Plan (excepting,  however, the  accounts which  comprise such  Members'

  Tax  Deferred Account, and,  if any,  Frozen Tanner Account) reflecting such  Member's contributions  to  the  Trust under  the  provisions  of

  Article   5  of   the  Plan   and   reflecting  Participating   Company

  contributions  to  the  Trust  allocated   to  such  Member  under  the

  provisions of Article 7 of  the Plan as adjusted in accordance with the provisions of Section 10.3 of the Plan.

            (b)   "Actual  Deferral  Percentage"  shall   mean,  for  the

  Highly Compensated  Eligible Employees  and the Non-Highly  Compensated

  Eligible  Employees  for  a  Plan  Year,  the  average  of  the ratios,

  calculated separately  for  each person  in  each  such group,  of  the amount of  contributions, if  any, allocated to  such individual's  Tax

  Deferred  Account for  such Plan Year  to the  person's Actual Deferral

  Percentage Compensation for such Plan Year.

                  (c)   "Actual Deferral  Percentage Compensation"  shall

  mean  (i) compensation  received by an  Employee during  the Plan Year,

  other  than  compensation  in  the  form  of  qualified  or  previously qualified deferred  compensation, that is  currently includible in  the gross  income of  the  Employee for  income tax  purposes and  (ii) all elective contributions made by  the Sponsoring Company on behalf of its

  Employee during  the Plan  Year that  are not includible  in the  gross income of the Employee under sections 125 or 402(a)(8) of the Code.

            (d)   "Affiliated  Company" shall  mean  (i) a  member  of  a

  controlled group of corporations  of which a Participating Company is a member  or (ii)  an  unincorporated trade  or  business which  is under
  common  control   with  a  Participating   Company  as  determined   in

  accordance  with  Section  414(c) of  the  Code and  regulations issued thereunder.  For purposes  hereof, a "controlled group of corporations"

  shall mean  a controlled group of  corporations as  defined in Sections

  1563(a) of the Code, determined  without regard to  Sections 1563(a)(4)

  and (e)(3)(C), except that, with  respect to the limitations  on annual additions  set forth in  Sections 7.2  and 7.3 of  the Plan, instead of

  80%, the  applicable percentage shall be  50% wherever such  percentage appears in Section  1563(a)(1) of  the Code.  Notwithstanding  anything to  the contrary  contained  herein, from  and  after the  time Ashland

  Coal, Inc. ceased to be an 80%  owned subsidiary of Ashland Oil,  Inc.,

  for purposes  of determining an  Employee's eligibility to  participate hereunder  and for  purposes of  determining a Member's  vested benefit hereunder, but  not for purposes  of determining  whether an individual is entitled to accrue  a benefit hereunder for a particular  Plan Year,

  Ashland  Coal, Inc. and  the entities  with which it  is aggregated and considered as  a single employer under  Sections 414(b),  (c), (m), and

  (o)  of the  Code shall be  included within the  meaning of 'Affiliated

  Company' hereunder.

            (e)   "Beneficiary"  shall   mean  the   person  or   persons

  entitled  to receive benefits which are  payable under the Plan upon or after a Member's death.

            (f)   "Code" shall  mean the Internal  Revenue Code of  1954,

  as amended from time  to time.   References to any Section of  the Code

  shall include any successor provision thereto.

            (g)   "Compensation" shall mean the salary and wages (or,  if

  an  Employee   is  not  paid  a  fixed  salary  or  wages,  such  other

  compensation  as determined  by  the  Sponsoring  Company)  paid  by  a

  Participating  Company to  an  Employee during  the  Plan Year  for the period while such Employee has been a Member of the Plan including commissions, payroll continuation for sickness, overtime pay, shift premium,  and vacation  pay,  if any,  any  amounts contributed  to the

  Member's  Tax  Deferred Account,  and  any  amounts  excluded from  the

  Member's  income  under section  125  of the  Code; provided,  however,

  Compensation  shall  not include  (i)  incentive  compensation bonuses,

  (ii)  amounts contributed  by  a  Participating Company  or  Affiliated

  Company  under   any  employee   benefit  plan   (other  than   amounts

  contributed to a Member's  Tax Deferred Account under this Plan), (iii)

  amounts paid  to a Member under the Ashland  Oil, Inc. ERISA Forfeiture

  Plan or any successor  plan thereto, (iv)  amounts paid to a  Member as stock  appreciation  rights  through the  Ashland  Oil, Inc.  Long Term

  Incentive Plan  or the Amended Stock  Incentive Plan  for Key Employees

  of Ashland  Oil, Inc. and its Subsidiaries  or any successor or similar plans thereto, (v)  allowances paid  by reason  of foreign  assignment,

  which are  not a  part of such  Member's base  United States salary  as determined by the Sponsoring Company; and  (vi) remuneration determined to be  disregarded under this paragraph  (g) by  the Sponsoring Company under rules uniformly  applicable to all employees similarly  situated;

  and  (vii) severance  pay  paid  on  or  after November  1,  1992;  and provided further, that for any Plan Year  beginning on or after October

  1,  1989,  Compensation  shall   not  exceed  $200,000  or  the  dollar

  limitation  as  determined  by  the  United  States  Secretary  of  the

  Treasury  or his  delegate  pursuant to  Section  402  of the  Code  to reflect increases  in the  cost of living  and to  be adjusted no  more than annually.

            (h)   "Disability" shall  mean total  physical and/or  mental

  incapacity of  such a nature that it prevents any gainful employment by a  Member  determined  by the  Sponsoring  Company  based  upon medical evidence satisfactory to it.

            (i) "Employee" shall mean any person who is an employee of one or more Participating Companies; provided, however, that Employee

  shall not include:   (i)  any person included  in a  unit of  employees

  covered  by  a   collective  bargaining   agreement  between   employee

  representatives and  one or  more Participating  Companies unless  such bargaining  agreement specifically provides otherwise;  (ii) any person who  is a non-resident alien and who  receives no earned income (within the  meaning of  Section 911(b) of  the Code)  which constitutes income from sources  within the United States  (within the  meaning of Section

  861(a)(3)  of the  Code) from any  Participating Company  and (iii) any person  who is compensated  on an  hourly rate  or other rate  basis if such  employee  is  not  included  in  a  designated  eligible  payroll

  classification  code so  designated by  the  Sponsoring  Company.   For

  pur-poses  of this  paragraph (i),  a United  States citizen  who is an employee (i) of a  foreign subsidiary (as defined in Section 3121(l)(8)

  of the Code) of  a domestic Participating Company which is  the subject of an  agreement entered  into by  such domestic  Participating Company under Section 3121(l) of the  Code and as to whom contributions under a funded  plan of  deferred compensation are  not provided  by any person other  than such  domestic Participating  Company with  respect  to the remuneration  paid  to  such  United  States citizen  by  such  foreign subsidiary,  or (ii)  of a domestic  subsidiary (as  defined in Section

  407(a)(2)(A) of  the Code) of a  domestic Participating  Company and as to whom contributions under  a funded plan of deferred compensation are not  provided by  any  person other  than such  domestic  Participating

  Company  with respect  to the remuneration  paid to  such United States citizen by such domestic subsidiary, shall be deemed to  be an employee

  of   such  domestic  Participating  Company.    For  purposes  of  this

  paragraph (i), under rules  of general application,  a former  employee of a Participating Company who is temporarily on leave of  absence from employment with such Participating Company in order to render services to an Affiliated Company or other affiliate of a Participating

  Company,  may  be  deemed an  Employee  of  such Participating  Company during  such absence  if such absence  is determined  by the Sponsoring

  Company  to  be in  the  interest  of  a Participating  Company  or  an

  Affiliated Company.

            (j)   "Employment Commencement Date"  shall mean the date  on

  which an employee (whether or  not such employee is an Employee  within the meaning  of paragraph (i)  of this  Section 2.1) first  performs an

  Hour of Service for a Participating Company or an Affiliated Company.

            (k)   "ERISA"  shall  mean  the  Employee  Retirement  Income

  Security  Act of 1974, as amended from time to time.  References to any

  Section of ERISA shall include any successor provision thereto.

            (l)   "Hour  of Service"  shall mean  each hour for  which an

  employee is  paid, or entitled to  payment, by  a Participating Company or an Affiliated Company for the performance of duties as an employee.

            (m) "Highly  Compensated Eligible Employee"  shall mean, with respect  to a  Plan Year, any  Employee eligible  to make contributions under Article 5  of the Plan at any time  during such Plan Year and who is a highly compensated employee  within the meaning of  section 414(q)

  of the Code for such Plan Year.

            (n) "Investment Manager"  shall mean any  party that:  (i) is

  (A)  registered as an  investment advisor under the Investment Advisors

  Act of 1940, or (B) a  bank (as defined in the  Investment Advisors Act of  1940), or (C) an insurance company qualified to manage, acquire and dispose  of Plan assets  under the  laws of  more than one  state; (ii)

  acknowledges in  writing that  it is  a fiduciary with  respect to  the

  Plan; and (iii) is  granted the power to manage, acquire or  dispose of any asset of the Plan pursuant to Article 15 of the Plan.

            (o)   "Member" shall mean an eligible Employee who becomes  a

  Member of  the Plan  as provided in  Article 4 of  the Plan.   A Member
  ceases to be  a Member when all funds  in his Account  and Tax Deferred

  Account to which  he is entitled  under the Plan have  been distributed in accordance with the Plan.

            (p) ^

            (q)    "Non-Highly  Compensated   Eligible  Employee"   shall

  mean, with respect to a Plan Year, any Employee  eligible to make Basic and Supplemental Contributions under Article 5 of the Plan at  any time during  such  Plan  Year  who  is  not  a  Highly  Compensated Eligible

  Employee.

            (r)   "One  Year   Period   Of   Severance"  shall   mean   a

  12-consecutive-month period beginning on  an employee's Severance  from

  Service Date and ending on the first anniversary of  such date provided that  the employee  during such  12-consecutive-month  period does  not

  perform  an  Hour  of   Service  for  a  Participating  Company  or  an

  Affiliated Company.

            (s)   "Participating Company" shall mean  (i) the  Sponsoring

  Company and (ii) a  company which adopts the  Plan pursuant to  Article

  19 of the Plan.

            (t)   "Period of  Severance" shall  mean the  period of  time

  commencing on an employee's Severance  from Service Date and  ending on

  the  date  such  employee again  performs  an Hour  of  Service.   With

  respect to any  Period of Severance which began  on or after October 1,

  1985, periods during which an  employee is absent from  employment with a  Participating Company  or an  Affiliated Company  between the  first anniversary and  second anniversary (or such  shorter period  as may be allowed by regulations)  of the first date  on which absence began  (i)

  by reason  of the  pregnancy of  the employee,  (ii) by  reason of  the birth of a child  of the employee, (iii) by  reason of the placement of a  child  with the  employee in  connection with  the adoption  of such child by such employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement,

  shall not be included in  such Period of Severance;  provided, however,

  no such  period of  absence shall  be disregarded  unless the  employee furnishes to the Sponsoring Company  such information in such  form and at such time  as it may from time to time require  that such absence is for the reasons specified  in this sentence and the number of  days for which there was such an absence.

            (u)   "Period of Service"  shall mean a period of  employment

  with a Participating Company  or an Affiliated Company commencing on an employee's Employment  Commencement Date  or Reemployment  Commencement

  Date, whichever is applicable, and ending on such employee's  Severance from Service  Date; provided,  however, Period  of  Service shall  also include  any  Period of  Severance  immediately following  a Period  of

  Service if the employee completes an  Hour of Service within 12  months of  the date  on which  the  employee was  first absent  from  service.

  Notwithstanding the foregoing provisions of this  paragraph (u), Period of Service shall not include  the period between the  first anniversary and the second anniversary  of the first date of absence from  work (i)

  by reason  of the  pregnancy of  the employee,  (ii) by  reason of  the birth of  a child of the employee,  (iii) by reason of the placement of a child  with  the employee  in connection  with the  adoption of  such child by such  employee, or (iv) for purposes  of caring for such child for a period immediately following birth or placement.

            (v)   "Plan"  shall  mean  the  Ashland  Oil,  Inc.  Employee

  Thrift Plan as  set forth herein and as it  may be amended from time to time.

            (w)   "Plan Year" shall mean the 12-consecutive month  period

  beginning on October 1 and ending on the following September 30.

            (x)   "Reemployment Commencement  Date" shall  mean the first

  date, following the Severance from Service Date, on which an employee performs an Hour of Service.

            (y)   "Severance from  Service Date"  shall mean the  earlier

  to occur  of (i)  the date on  which an  employee quits, retires  or is

  discharged  from  employment   with  a  Participating  Company  or   an

  Affiliated Company,  or dies; or (ii)  except as  otherwise provided in clause (iii),  the first  anniversary of  the first  date  of a  period during which an employee remains  absent from service (with  or without pay) with  a Participating  Company or  an Affiliated  Company for  any

  reason other  than quit, retirement, discharge  or death;  or (iii) the second  anniversary  (or such  shorter  period  as  may  be allowed  by regulations)  of  the  first date  of  a  period in  which  an employee remains  absent  from  service  with  a  Participating  Company  or  an

  Affiliated  Company  by reason  of  a  pregnancy, birth,  placement  or caring described in paragraph (t) of  this Section 2.1 if the  employee furnishes  the  information  required  of  him  under  such  paragraph.

  Notwithstanding  the preceding sentence,  (A) if  an employee is absent from  service with  a Participating  Company or  an Affiliated  Company solely by  reason  of temporary  leave  of  absence determined  by  the

  Sponsoring Company  under uniform,  non-discriminatory rules  to be  in the interest of a  Participating Company or an Affiliated Company, such employee shall be deemed  not to have quit or been absent  from service with such Participating Company or  Affiliated Company so long  as such employee complies  with the  terms  and  conditions of  such  temporary leave  of absence; and (B) if an employee is absent from service with a

  Participating Company  or an  Affiliated  Company solely  by reason  of

  military  service  under  circumstances  by  which   such  employee  is

  afforded  reemployment rights  under any  applicable  federal or  state statute  or regulation, such employee shall be  deemed not to have quit or  have been  absent from service  with such  Participating Company or

  Affiliated  Company  if such  employee  returns  to  service with  such

  Participating Company  or Affiliated Company  before the expiration  of such reemployment  rights; provided,  however, in  the event that  such employee fails to comply with the  terms and conditions of a  temporary leave of absence or fails to return to service  with such Participating

  Company  or   Affiliated  Company   before  the   expiration  of   such

  reemployment rights, such employee shall be  deemed to have quit on the first  day on  which such employee  was first absent  from service with such  Participating Company  or Affiliated  Company by  reason of  such temporary leave of absence or such military service.

            (z)   "Sponsoring  Company"  shall  mean  Ashland  Oil,  Inc.

  including any successor by merger, purchase or otherwise.

            (aa)  "Tax  Deferred  Account" shall  mean  all  the separate accounts  maintained under  the provisions of  Article 10  to which are allocated, on behalf of a  Member, contributions to the Trust under the provisions of Section  6.1 of the Plan  as adjusted in accordance  with the provisions of Section 10.3 of the Plan.

                  (ab)  "Termination    of   Employment"    shall    mean

  termination  of  employment  with  any  Participating  Company  or  any

  Affiliated Company,  whether  voluntarily  or  involuntarily,  for  any reason other  than by reason of a Member's  transfer to a Participating

  Company or an  Affiliated Company.  With  respect to amounts held in  a

  Member's  Tax  Deferred Account,  a  Member  shall  be  deemed to  have incurred a Termination of Employment upon (i)  the date of the sale  by a Participating Company  or an Affiliated Company of substantially  all of  the assets (within  the meaning of  section 409(d)(2)  of the Code)

  used  by such  Company in  a  trade or  business  of such  Company even though  such Member  continues  employment with  the purchaser  of such assets, or (ii) the date  of the sale  of the stock of a  Participating

  Company or  an  Affiliated Company  even though  such Member  continues employment with such Company.

            (ac)  "Trust" shall mean the legal entity resulting from  the trust agreement between the Sponsoring  Company, on its own  behalf and as agent for all other  Participating Companies, and the  Trustee which receives the Participating Companies'  and Members' contributions,  and holds, invests, and disburses  funds to or  for the benefit of  Members and their Beneficiaries.

            (ad)  "Trust Fund"  shall mean the  total contributions  made by  the Participating  Companies and Members  to the  Trust pursuant to the  Plan, increased by profits, gains, income and recoveries received,

  and  decreased by  losses,  depreciation,  benefits paid  and  expenses incurred in the administration of  the Trust.  Trust Fund  includes all assets acquired  by investment and reinvestment  which are  held in the

  Trust by the Trustee.

                  (ae)  "Trustee"  shall   mean  the  party  or  parties,

  individual or  corporate, named  in the  trust agreement  and any  duly

  appointed  additional   or   successor  Trustee   or  Trustees   acting

  thereunder.

            (af)  "Valuation Date"  shall mean the  last business day  of each calendar month.

            (ag)  "Actual Contribution  Percentage" shall  mean, for  the

  Highly Compensated  Eligible Employees  and the Non-Highly  Compensated

  Eligible  Employees  for  a  Plan  Year,  the  average  of  the ratios,

  calculated separately  for  each person  in  each  such group,  of  the

  amount,  if   any,  of  Member  contributions   under  Article  5   and

  Participating Company contributions  allocated to such person's Account

  for  such  Plan  Year  to  the  person's   Actual  Deferral  Percentage

  Compensation for such Plan Year.

            (ah)  "Frozen Tanner  Account" shall  mean all  the  separate accounts  originally maintained  in Fund  A and  Fund E, as  such Funds existed at the time of the merger of the  Tanner Savings and Investment

  Plan into this Plan,  effective April 1, 1989, to which  were allocated

  75% of  an affected  Member's company  contributions made  to the  said

  Tanner Plan, as adjusted in accordance with Section 10.3 of the Plan.

      2.2   Wherever  appropriate, words used in the Plan in the singular shall mean  the plural,  the plural  shall mean  the singular,  and the masculine shall mean the feminine.

                                 ARTICLE 3

                       REQUIREMENTS FOR ELIGIBILITY

      3.1   Service.  Each  Member of  the Plan  on July  31, 1990  shall continue  to  be a  Member  subject  to  the provisions  of  the  Plan.

  Subject to the provisions of Article  4 of the Plan, and subject to the next sentence of  this Section 3.1, an Employee who was not a Member on

  July 31, 1990  shall be eligible to become  a Member of the Plan as  of the first day of  the calendar month coinciding with  or next following the date on  which he completes a  12-month Period of Service (as  more specifically  provided in  Section  3.3  of  the  Plan)  provided  such

  Employee is an Employee of  a Participating Company on such  first day.

  However,  any Employee who  was not a Member on  July 31, 1990 and who,

  as of  such date,  was credited  with any  Period of  Service shall  be eligible to  become a Member  of the Plan  as of the  first day of  the calendar month coinciding with  or next following the date on  which he completes a  six-month Period of Service (as more specifically provided in Section 3.3 of the Plan), provided  such Employee is an Employee  of a  Participating Company  on such first  day and the  Period of Service for  which  he  was  credited  as  of  such  date has  not  since  been

  disregarded  under  the  terms  of  the  Plan.    Notwithstanding   the

  foregoing  provisions of  this  Section 3.1,  any  Member who  incurs a

  Termination  of  Employment and  who is  subsequently reemployed  as an

  Employee of a Participating Company  shall be eligible to  again become a Member, subject  to the provisions of Article  4, as of the first day of  the calendar month  coincident with or  next following  the date he again  becomes an  Employee; and  if the  date upon  which an  Employee would be eligible to be  a Member falls within a Period of Severance of

  12 months or less or  during a period  of absence for any other  reason which  is  taken into  account as  a Period  of Service  under Sections

  2.1(u) and/or 3.3 of the Plan, then, provided he is an Employee, he shall be eligible to become a Member, subject to Article 4, as of the first day  of the calendar month coincident  with or next following the date on which the Period of Severance ends.

      3.2   Service  With  A  Predecessor  Employer.   If  the  Plan  had

  previously  been  maintained  by  a  predecessor   of  a  Participating

  Company,  whether a  corporation, partnership,  sole proprietorship  or other business  entity, any  period  of service  with such  predecessor shall be treated as  a period of service with  a Participating Company.

  If the Plan  had not been previously  maintained by a predecessor of  a

  Participating  Company, service  with  such  predecessor shall  not  be

  taken  into  account,  except  to  the  extent  required  pursuant   to

  regulations prescribed by the United States  Secretary of the  Treasury

  or his  delegate.   Notwithstanding the  foregoing, service  by a  sole

  proprietor or partner shall not  be counted as a period of service with a Participating Company.

            3.3   Eligibility  Service  Period.    ^    In  computing  an

  employee's Period of Service  for purposes of this  Section 3.3 all  of an employee's  Periods of Service (whether  or not  consecutive) with a

  Participating  Company or  an Affiliated  Company shall  be  taken into

  account  except  as  otherwise  provided  in  this  Section  3.3.   Any

  non-successive Periods  of Service  shall be  aggregated  and any  less than whole month Periods  of Service (whether or not consecutive) shall be aggregated on the  basis that 30 days of service equal a whole month of service; provided,  however, in the case  of any employee who has  a

  One-Year Period of Severance which  began before October 1,  1985, such employee's  Periods of  Service  with a  Participating Company  or  any

  Affiliated Company before  such One-Year Period  of Severance shall not be  taken into  account if such  employee's latest  Period of Severance equals or  exceeds  his prior  aggregate Periods  of Service  completed before the date on which such Period of Severance began and such prior aggregate Period of Service shall not include any Period of Service not required to be taken  into account under this Section 3.3 by reason of  any  prior One-Year  Period  of  Severance;  and provided  further,

  however, in  the case  of any  employee who  has a  One-Year Period  of

  Severance which  began on  or after  October 1,  1985, such  employee's

  Periods  of Service  with  a  Participating Company  or  an  Affiliated

  Company  before any  such  One-Year Period  of  Severance shall  not be taken  into account  if  such  employee's latest  Period  of  Severance equals  or  exceeds the  greater  of  (A)  5 years  or  (B)  his  prior aggregate Periods  of Service completed before  the date  on which such

  One-Year Period  of Severance  began, and such prior  aggregate Periods of Service shall not  include any Period of Service not required  to be taken into  account  under  this Section  3.3 by  reason  of any  prior

  One-Year Period  of Severance (whether  commencing before,  on or after

  October  1, 1985);  provided,  however, that  if  an employee  incurs a

  Period of  Severance before August 23,  1984 and  such employee returns to work  on or after October  1, 1985, and if  as of  December 31, 1984 his  prior  Period of  Service  could  not  be  disregarded under  this

  Section  3.3, then the provisions of this Section shall apply as if the employee's  Period  of  Severance  began  after  October  1,  1985  for purposes  of  this Section  3.3;  and  provided  further, however,  any

  Period of Service, or part  thereof, with an Affiliated  Company (other than a  Participating Company)  during a  period of  time during  which such  Affiliated  Company  was  not  an  Affiliated  Company  shall  be disregarded except  that the  following shall  not be  disregarded: (i)

  service as provided  in Section 3.2 of the  Plan, (ii) service  with an

  Affiliated   Company  by  an  Employee  who  was  transferred  from  an

  Affiliated  Company to a Participating Company, and  (iii) service with an  Affiliated  Company by  an  employee  which  is  determined by  the

  Sponsoring Company  under uniform, non-discriminatory  rules to be  not disregarded.

                                 ARTICLE 4

                         PARTICIPATION IN THE PLAN

      Any Employee  eligible to  participate in  the  Plan in  accordance with the provisions of  Article 3 of the Plan shall become a  Member on the first day  of the calendar month coincident  with or next following the  date on which he has filed  a completed application to participate in such form and manner and at such time as the Sponsoring Company  may from  time to  time prescribe  provided  that he  is  an Employee  of a

  Participating  Company on  such  day. Each  such application  shall (i)

  authorize the  automatic deduction of  such Member's contributions  and any  contributions  allocable  to his  Tax  Deferred Account  from such

  Member's  Compensation  or  authorize  such  other   method  of  making

  contributions  as  may be  required  by  the Sponsoring  Company,  (ii)

  designate such  Member's investment  election under  the provisions  of

  Section 8.2  of the  Plan, (iii)  designate one  or more  Beneficiaries pursuant  to the provisions of Article 11 of the Plan, and (iv) contain such  other  information,  conditions, understandings,  declarations or agreements as the Sponsoring Company shall from time to time require.

      The Tanner Savings and  Investment Plan ("Tanner  Plan") is  merged into and becomes a part of the  Ashland Oil, Inc. Employee Thrift  Plan

  ("Ashland Plan").  Participant contributions in  the Tanner Plan  shall be consolidated into the  Account or Tax Deferred Account, as  the case may  be, in  the Ashland  Plan and  shall be  treated  as such  for all

  purposes of  the  Ashland Plan.    25%  of each  participant's  company

  contributions  in  the  Tanner  Plan  shall  be  consolidated into  the

  Account of such  participant in Fund A and  Fund E of the Ashland  Plan and shall be  treated as a part  of such participant's Account for  all

  purposes of  the  Ashland Plan.    75%  of each  participant's  company

  contributions in the Tanner Plan  shall be separately accounted  for in

  Fund A and  Fund E of the Ashland Plan and shall  be termed the "Frozen

  Tanner Account" for purposes of the Ashland Plan.

                                 ARTICLE 5

                           MEMBER CONTRIBUTIONS

      5.1   Rate.   Each Member  may elect to  contribute to  the Plan by

  means of payroll  deduction (or other method as  may be required by the

  Sponsoring Company) an  amount not less than 1%  nor more than  16% (in whole  number percentages)  of his  Compensation, for  each payment  of

  Compensation he  receives beginning with  that payment of  Compensation which occurs or  is arranged for (determined by taking into account the various pay periods and the various  administrative procedures utilized by  Participating  Companies  in the  production  and  distribution  of paychecks for Employees) next following the date such Member  commenced participation in the Plan  under the provisions of Articles 3 and  4 of

  the  Plan.   Contributions pursuant  to this  Article 5  which are less

  than  or   equal  to   6%   of   Compensation  are   designated   Basic

  Contributions,  and  contributions  which  are  in  excess   of  6%  of

  Compensation are  designated  Supplemental Contributions.   All  Member

  contributions shall  be paid  into the  Plan not  less frequently  than monthly  and  shall  be  allocated  to  such  Member's  Account  or Tax

  Deferred Account as provided in the Plan.

      5.2   Change  of  Rate.    A  Member   may  elect  to  change   his

  contribution rate within the  limits set forth in Section 5.1 effective on the first  day of a  calendar quarter  for payments of  Compensation occurring  or arranged  for  (determined  by  taking into  account  the various pay periods and the various  administrative procedures utilized by  Participating  Companies  in the  production  and  distribution  of paychecks for Employees) after such  first day by filing  such election in such form and manner  and at such time (not less  than 15 days prior to  the date  upon  which  such election  is  to be  effective) as  the

  Sponsoring  Company may from  time to time prescribe.   For purposes of

  this Section  5.2, the  following shall  not be  deemed a  change in  a

  Member's  contribution  rate:  (i)  a  Member's   initial  election  to

  contribute  to the  Plan under  Article  4 of  the  Plan; and  (ii) any automatic  discontinuance of  contributions under  Section  5.4 of  the

  Plan.

            5.3   Election to Suspend Contributions.  A Member may  elect

  to suspend his Basic Contributions and  his Supplemental Contributions,

  if any, effective on the first day of a calendar month for payments  of

  Compensation  occurring or  arranged  for  (determined by  taking  into

  account  the  various  pay  periods  and   the  various  administrative

  procedures utilized  by Participating Companies  in the production  and distribution  of paychecks  for Employees) after  such first  day for a period of time, specified  by such Member, of not less than  3 calendar months  or more  than 12  calendar months,  by filing  such election at such time  (not less than  15 days prior  to the  date upon which  such election is to  be effective) as the  Sponsoring Company may from  time to time prescribe.

      5.4   Automatic  Discontinuance  of  Contributions.    If a  Member

  ceases  to be  an  Employee, his  Basic Contributions  and Supplemental

  Contributions, if any, shall  be automatically discontinued  as of  the

  date  on which  such  Member no  longer receives  Compensation.    If a

  Member elects  to withdraw an  amount from his Account  pursuant to the provisions of Section 13.2, Section  13.3 or Section 13.4 of  the Plan,

  such Member's  Basic Contributions  and Supplemental  Contributions, if

  any,  shall be  automatically discontinued  effective  for payments  of

  Compensation  occurring or  arranged  for  (determined by  taking  into

  account  the  various  pay  periods  and   the  various  administrative

  procedures utilized  by Participating Companies  in the production  and distribution of paychecks for Employees)  after the date on  which such withdrawal is  effective under the  provisions of Section 13.2, Section

  13.3 or Section  13.4 of the Plan.   If a Member's Basic  Contributions
  are voluntarily or automatically suspended, such Member's  Supplemental

  Contributions shall be automatically  suspended.  In no event shall the

  Actual Contribution  Percentage  for  the Highly  Compensated  Eligible

  Employees exceed the greater of (i) the Actual  Contribution Percentage for the Non-Highly  Compensated Eligible Employees multiplied by  1.25;

  or (ii) the lesser  of (A) the Actual  Contribution Percentage for  the

  Non-Highly Compensated  Eligible Employees plus 2.00, or (B) the Actual

  Contribution  Percentage   for  the   Non-Highly  Compensated  Eligible

  Employees multiplied by 2.   The Sponsoring Company may, without notice

  to any  Member, discontinue  or refund  or forfeit  (together with  any earnings)  the  contributions  of any  one  or more  Highly Compensated

  Eligible Employees  when such discontinuance,  refund or forfeiture  is deemed necessary or advisable  to establish and/or preserve the Plan as qualified under  the  provisions of  Section  401(a)  of the  Code  and related provisions.  To the  extent permitted by regulations  issued by the  Secretary of the  Treasury of  the United States  or his delegate,

  such discontinuance,  refund or  forfeiture by  the Sponsoring  Company may  be  retroactive  and/or  be  by  way  of  distribution  of  Member contributions and  forfeiture of any  associated Participating  Company contributions.

      5.5   Resumption of Contributions after Suspension or

  Discontinuance.    In the  event  a  Member's Basic  Contributions  are

  suspended  pursuant to  the provisions  of  Section 5.3,  effective for payments  of Compensation  occurring  or  arranged for  (determined  by

  taking   into  account  the   various  pay   periods  and  the  various

  administrative procedures  utilized by Participating  Companies in  the production  and distribution of paychecks for Employees) after the date the suspension period specified  by the Member  expires, such  Member's contributions shall be automatically  resumed at the same rate at which

  such  Member's  contributions  were  made  immediately   prior  to  the

  Member's election  to suspend. In  the event  a Member's  contributions are discontinued under  Section 5.4 of  the Plan (other than  by reason of transfer to an Affiliated Company which has not  adopted the Plan or transfer  to  an employee  classification  whereby  such Member  is  no longer an Employee), such  Member may not resume contributions prior to that payment of  Compensation occurring or arranged for (determined  by

  taking   into  account  the   various  pay   periods  and  the  various

  administrative  procedures utilized  by Participating  Companies in the production and distribution of paychecks for  Employees) next following the first day of the calendar month coincident with or next  succeeding the expiration of:

      (i)   6 months from  the date on  which such  discontinuance became effective, if such  discontinuance resulted from a withdrawal  pursuant to Section 13.2 of the Plan; or

      (ii)  12 months from  the date on which such discontinuance  became effective if  such discontinuance resulted  from a withdrawal  pursuant to Section 13.3 or Section 13.4 of the Plan.

  Any  resumption of  Basic  and Supplemental  Contributions may  be made only  by a Member who  is eligible to  participate under the provisions of Article 3  and Article 4  of the  Plan and must  be made within  the limits and in the manner set forth in this Article 5.

                                 ARTICLE 6

                      SALARY REDUCTION CONTRIBUTIONS

      6.1   Salary  Reduction Election.   Subject  to the  provisions  of

  Section 6.3 and  the limitations of Section  7.2 and Section 7.3,  each

  Member  may elect  to  reduce  his  remuneration from  a  Participating

  Company   by  designating   (in  whole   number   percentages  of   his

  Compensation)  an amount  to be allocated  to his  Tax Deferred Account out  of his Basic and  Supplemental Contributions, if  any, paid to the

  Trust  beginning   with  the   payments  of   Basic  and   Supplemental

  Contributions occurring next following  the first day  of the  calendar quarter or  calendar month,  as  the case  may  be,  as of  which  such election is effective under  this Section 6.1.  Amounts allocated  to a

  Member's Tax Deferred  Account on behalf  of such a Member  pursuant to

  this  Section  6.1   shall  come   first  from   such  Member's   Basic

  Contributions and shall  retain their character as Basic  Contributions or Supplemental Contributions for  purposes of Section 7.1 of the Plan.

  An election under  this Section  6.1 shall be  filed in  such form  and manner and at  such time (not less than 15  days prior to the first day of  the calendar quarter upon  which such election  is to be effective)

  as the  Sponsoring Company may from  time to  time prescribe; provided,

  however,  in  the  case of  an  initial enrollment  of  a  Member under

  Article  4 of the  Plan any  salary reduction  election of  such Member under this  Section 6.1 shall be effective  as of the  first day of the

  calendar month  on which  such Member becomes  a Member.   In no  event

  shall any Member cause contributions  under this section 6.1 to be made in excess of  $7000 in any calendar year,  or, effective as  of January

  1,   1988,  and  each  succeeding  January  1  thereafter,  the  dollar limitation  as  determined  by  the  United  States  Secretary  of  the

  Treasury or  his  delegate pursuant  to  Section  402 of  the  Internal

  Revenue Code to reflect increases in the cost of living and to be adjusted no more than annually; provided however, if a Member receives a withdrawal  under  the  provisions of  Section 13.4  of  the Plan  (a

  'hardship  withdrawal'), for  the  calendar year  immediately following

  the  calendar  year  in  which  such  Member  receives   such  hardship

  withdrawal,  such  Member  shall not  cause  contributions  under  this

  Section  6.1  to  be  made  in  excess  of  the  above-described dollar limitation  for such  following calendar year  less the  amount of such

  Member's  contributions   for  the  calendar   year  of  the   hardship

  withdrawal.

      6.2   Change or Suspension/Resumption  of Salary Reduction  Rate. A

  Member may  elect to  change or  resume  his rate  of salary  reduction contributions within the limits allowed  by Section 6.1, or  to suspend

  completely  his  salary  reduction  election,  as  the  case   may  be,

  effective on the first day  of a calendar quarter for payments of Basic and/or Supplemental  Contributions occurring  after such  first day  by filing  such election in  such form  and manner  and at such  time (not less  than 15 days prior to the date upon  which such election is to be effective) as the Sponsoring Company  may from time to  time prescribe.

  For purposes of  this Section 6.2, the following  shall not be deemed a change in a  Member's salary reduction  rate:  (i)  a Member's  initial election of  salary reduction under  Section 6.1 of the  Plan; and (ii)

  imposition of the limits of Section 6.3 of the Plan.

      6.3   Automatic Suspension  or Discontinuance  of Salary Reduction.

  If a  Member ceases  or suspends  making contributions  or reduces  the rate of  Member Basic  and  Supplemental Contributions  below the  then applicable rate of  such Member's salary reduction, such Member's  rate of salary reduction  contributions shall be  discontinued to the extent such then  applicable rate  of salary  reduction contributions  exceeds the rate of such Member's  contributions.  In no event shall the Actual

  Deferral Percentage for the Highly Compensated Eligible Employees exceed the greater of (i) the Actual Deferral Percentage for the

  Non-Highly Compensated Eligible  Employees multiplied by 1.25; or  (ii)

  the  lesser of  (A) the Actual  Deferral Percentage  for the Non-Highly

  Compensated  Eligible Employees  plus 2.00, or (B)  the Actual Deferral

  Percentage   for   the   Non-Highly   Compensated  Eligible   Employees

  multiplied by  2.  The  Sponsoring Company may,  without notice  to any

  Member,  discontinue the salary  reduction contributions  of any one or more Highly  Compensated Employees when  such discontinuance is  deemed necessary  or  advisable  to  establish  and/or  preserve the  Plan  as qualified under the provisions  of Section 401(a) and Section 401(k) of

  the  Code.    To the  extent  permitted  by regulations  issued  by the

  Secretary of the  Treasury of the United  States or his delegate,  such discontinuance  by the Sponsoring  Company may be retroactive and/or be by  way of  reclassification of Member  contributions and/or  by way of

  distributions  to  Members.   If  salary  reduction  contributions  are

  discontinued  pursuant to  the terms of  this Section  6.3, the payroll deductions which were  related to such contributions shall continue  at the same  rate for each affected  Member, and  such contributions, from and after  the date  of  such  discontinuance, shall  be deemed  to  be contributions made  under and subject to  the provisions  of Article 5,

  including,  but not  limited to,  the  limitations  applicable to  such

  contributions  under  Section 5.4  of  the  Plan.    If the  Sponsoring

  Company determines  to allow salary  reduction contributions to  resume for any  or all of the Highly  Compensated Eligible Employees, the rate of  the contributions being made as of the day prior to such resumption which related  to the original discontinuance  of the salary  reduction contributions shall  cease to be made under the provisions of Article 5 and shall, from and  after the date  of such resumption, be  made under the terms  of this Article  6 at a  rate for  each Member equal  to the lesser of the rate at which such contributions were being made prior to their prior discontinuance or such rate as is prescribed by the

  Sponsoring Company, pursuant to the terms of this Section 6.3.

      6.4    Resumption of  Salary Reduction  After Automatic  Suspension

  or  Discontinuance.   In  the  event  a  Member's  salary reduction  is

  automatically  suspended pursuant  to  the  provisions of  Section  6.3

  because   of  a   Member's  suspension   of   Basic  and   Supplemental

  Contributions  under Section 5.3,  effective for  payments of Basic and

  Supplemental  Contributions  after  the  date  the  suspension   period

  specified  by  the  Member  under Section  5.3  expires,  such Member's salary reduction  contributions shall be  automatically resumed at  the same  rate  at  which  such  Member's  salary  reduction  contributions occurred immediately prior  to the Member's  election to  suspend under

  Section 5.3.  In the event  and to the  extent that a Member's rate  of salary  reduction  contributions  is  discontinued  under  Section  6.3 because  of the  cessation, suspension  or reduction  in such  Member's rate of Basic and  Supplemental Contributions, such Member may elect to

  resume  salary   reduction  contributions  (subject,  however,  to  the

  provisions Section  6.3, Section 7.2 and  Section 7.3)  effective as of the first day  of the calendar month coincident  with the date on which such Member's cessation, suspension or rate reduction no longer  limits

  such  Member's  rate  of  salary  reduction   contributions;  provided,

  however,  if such  Member  does not  elect  to resume  salary reduction contributions as  of such first  available day,  such Member's election to resume salary reduction contributions  shall be treated as  a change of  rate of  salary  reduction  contributions under  the  provisions of

  Section 6.2.

                                 ARTICLE 7

                    PARTICIPATING COMPANY CONTRIBUTIONS

      7.1   Participating   Company  Contributions.    The  Participating

  Companies shall  contribute  to the  Trust,  out  of Net  Profits,  for

  payments   of  Compensation   for   which   there  are   Member   Basic

  Contributions, in  cash, an  amount equal to  70% (20%  in the case  of

  Members working  in a  classification  eligible to  participate in  the

  Ashland  Oil, Inc.  Leveraged  Employee Stock  Ownership Plan)  of  the

  aggregate  amount   of  all  such   Member  Basic  Contributions   less

  forfeitures,  if   any,  then  to  be   taken  as   an  offset  against

  Participating Company contributions under the Plan.   The determination

  of the  amount of  the aggregate  Participating Company  contributions,

  and the  payment thereof, for each payment  of Compensation for which a contribution is to be made shall be  made as soon as practicable  after the  end  of  the  calendar  month  in  which  falls  such  payment  of

  Compensation.   Subject to the limitations  of Section  7.2 and Section

  7.3 of the Plan, the aggregate Participating  Company contributions for payments  of Compensation  ending  within any  calendar month  shall be allocated to the Account  of each Member making Basic Contributions for such payments  ending within  such month,  in the  proportion that  the

  Basic  Contributions (if any) of each  such Member for such month bears to the  total Basic Contributions of  all such Members  for such month.

  Each  Participating  Company's  share  of the  aggregate  Participating

  Company contributions  as to any calendar month  shall equal the sum of the  allocations  pursuant  to  this  Section  7.1  of  such  aggregate

  Participating  Company contributions  to the  Accounts  of the  Members employed by such Participating Company during such calendar month.

      7.2   Limitation on Annual Additions.

            (a)   Notwithstanding any  other provision  of the Plan,  the

  sum of  the Annual  Additions (as  hereinafter defined)  to a  Member's

  Account and Tax Deferred  Account for a Limitation Year (as  defined in

  Section 7.4)  ending after January 1, 1984  shall not exceed the lesser of: (i) $30,000, or if greater, 1/4 of the  dollar limitation in effect under section 415(b)(1)(A) of the Code, or such higher  amount to which such amount may be adjusted  in accordance with  regulations prescribed by  the  United  States  Secretary  of  the  Treasury  or  his delegate pursuant  to Section  415(d) of  the Code  to reflect increases  in the

  cost  of  living;  or   (ii)  25%  of  such  Member's  Limitation  Year

  Compensation (as  defined in Section 7.4).   The  term Annual Additions

  to a Member's Account  for any Limitation  Year shall mean the  sum of:

  (1) such Member's allocable share of the total aggregate  Participating

  Company contributions for the Plan Year  ending within such  Limitation

  Year; (2)  amounts allocated  under Section  6.1 to  such Member's  Tax

  Deferred Account for the  Plan Year ending within such Limitation Year;

  and  (3) the  amount  of such  Member's  total Basic  Contributions and

  Supplemental Contributions  to his  account  for the  Plan Year  ending within such Limitation Year.

            (b)   In the  event that it is  determined that,  but for the

  limitations contained in paragraph  (a) of this Section 7.2, the Annual

  Additions to  a  Member's Account  and  Tax  Deferred Account  for  any

  Limitation Year  would  be  in  excess  of  the  limitations  contained herein, such Annual Additions  shall be reduced to the extent necessary to bring  such Annual  Additions  within  the limitation  contained  in paragraph (a) of this Section 7.2 in the following order:

                  (1)   Any employee  contributions  by a  Member to  his

  Account which are included in  such Annual Additions shall  be returned to  such Member  together with any  gain attributable  to such returned employee  contributions unless  the  return of  employee  contributions under  this  subparagraph  (1) results  in  discrimination in  favor of employees of the Sponsoring Company, or other Participating Company which is not an Affiliated Company of the Sponsoring Company, who are

  officers or highly compensated;

                  (2)  If there are no  such employee contributions,  or,

  if   such  employee  contributions   cannot  be  returned  or  are  not

  sufficient  to  reduce   such  Annual  Additions  to  the   limitations

  contained  herein,  to  the  extent  permitted  by  the  Code  and/  or regulations issued  thereunder, contributions  allocated to a  Member's

  Tax Deferred Account which  are included in such Annual Additions shall be paid  to such  Member together with  any gain  attributable to  such contributions;

                  (3)  If  there  are no  such allocations,  or,  if such

  allocations cannot  be paid  to such  Member or are  not sufficient  to reduce such Annual Additions to the limitations contained  herein, such

  Member's  allocable  share  of  the  aggregate   Participating  Company

  contributions  for the  Plan Year  ending within  such Limitation  Year shall be reduced.

            (c)     To  the  extent  that  the  amount  of  any  Member's

  allocable  share of the  aggregate Participating  Company contributions is reduced in accordance  with the provisions of paragraph  (b) of this

  Section  7.2, the  amount  of such  reductions shall  be  treated  as a forfeiture under the Plan  and shall be applied to reduce Participating

  Company contributions made  or to be made after  the date on which such reduction arose or, if  there are no such contributions made,  shall be returned to the Participating Companies.

      7.3   Limitation on  Annual Additions  for Participating  Companies

  or  Affiliated Companies Maintaining Other  Defined Contribution Plans.

  In the event  that any Member of this  Plan is a  participant under any other Defined Contribution Plan (as  defined in Section 7.4) maintained by  a Participating  Company or an  Affiliated Company  (whether or not terminated), the total amount of Annual Additions to such Member's accounts under all such Defined Contribution Plans shall not exceed the  limitations set  forth in Section  7.2; provided,  however, if any such Defined  Contribution Plan is subject  to a  special limitation in addition  to,  or instead  of,  the  regular limitations  described  in

  Sections 415(b) and 415(c) of  the Code: (i) the total amount of Annual

  Additions  to such  Member's Account and  Tax Deferred  Account in this

  Plan (only) shall not exceed the limitations set forth in  Section 7.2,

  (ii) the combined  limitations for all such Defined Contribution  Plans

  (including this  Plan) shall be the  larger of  such special limitation or the  limitations set  forth in  Section 7.2  and (iii)  if any  such other  Defined  Contribution  Plan  is  a  tax  credit  employee  stock ownership plan under  which the amount allocated  to such Member for  a

  Limitation Year is  equal to the  limitation set forth in  Section 7.2,

  no part of  the total aggregate Participating Company contributions for such Limitation Year may  be allocated to such Member under  this Plan.

  If it  is determined that  as a result of the  limitations set forth in this Section  7.3 the Annual  Additions to a  Member's Account  and Tax

  Deferred Account in this Plan must be reduced, such reduction  shall be accomplished in accordance with the provisions of Section 7.2.

      7.4   Definitions Relating  to Annual Additions  Limitations.   For

  purposes  of  Section  7.2, Section  7.3  and   this  Section  7.4, the

  following definitions shall apply:

            (a)   "Retirement Plan"  shall mean  (i) any profit  sharing,

  pension  or stock bonus plan described in Sections 401(a) and 501(a) of the Code,  (ii)  any annuity  plan  or  annuity contract  described  in

  Sections  403(a)  or 403(b)  of  the  Code,  (iii)  any qualified  bond purchase  plan  described in  Section  405(a)  of  the  Code, (iv)  any

  individual  retirement  account,  individual   retirement  annuity   or

  retirement bond described in Sections  408(a), 408(b) or 409(a)  of the

  Code and (v) any simplified employee pension.

            (b)   "Defined  Contribution   Plan"   shall   mean   (i)   a

  Retirement  Plan  which  provides for  an  individual account  for each participant therein  and  for  benefits  based  solely  on  the  amount contributed to  the participant's  account, and  any income,  expenses,

  gains  and  losses,   and  any   forfeitures  of   accounts  of   other

  participants which may  be allocated to such participant's account  and

  (ii) mandatory  and/or voluntary  employee contributions  to a  defined benefit plan to the extent of such employee contributions.

            (c)   "Limitation Year" shall mean the Plan Year.

            (d)   "Limitation Year Compensation" shall  mean the Member's

  wages,  salaries,  fees  for professional  service  and  other  amounts received  for personal  services actually  rendered  in  the course  of employment with  the Participating  Companies and Affiliated  Companies during a Limitation  Year including,  but not  limited to,  commissions paid salesmen, compensation for services  on the basis of  a percentage

  of profits,  and  bonuses.    Limitation Year  Compensation  shall  not

  include deferred compensation  amounts (other than amounts received  by a  Member pursuant to  an unfunded non-qualified plan  in the year such amounts  are includable in the  gross income of  the Member for federal income tax  purposes);  amounts allocated  to a  Member's Tax  Deferred

  Account;  allowances paid  by  reason  of foreign  assignment;  amounts realized  from  the exercise  of  non-qualified stock  options or  when restricted  stock  (or  property)  held  by  a  Member  becomes  freely transferable  or  is  no  longer  subject  to  a  substantial  risk  of

  forfeiture;  amounts  realized   from  the  sale,  exchange  or   other

  disposition  of stock  acquired  under a  qualified stock  option;  and other amounts which receive special tax benefits.

      7.5  Multiple Use of Alternative Limitations.   Notwithstanding the

  limitations imposed  on Actual Contribution  Percentage in Section  5.4 of the  Plan and on  Actual Deferral Percentage in  Section 6.3 of  the

  Plan,  the sum of the Actual Deferral Percentage of the entire group of

  Highly  Compensated  Eligible  Employees  and the  Actual  Contribution

  Percentage  of  the   entire  group  of  Highly  Compensated   Eligible

  Employees shall not exceed the sum of:

            (a)   125 percent of the greater  of (i) the  Actual Deferral

  Percentage of  the group of  Non-Highly Compensated Eligible  Employees for  the Plan Year,  or (ii) the Actual  Contribution Percentage of the

  group of  Non-Highly Compensated Eligible Employees  for the same  Plan

  Year, and

            (b)   two  (2) plus  the lesser  of (i)  the  Actual Deferral

  Percentage of  the group of  Non-Highly Compensated Eligible  Employees for the Plan  Year, or (ii) the  Actual Contribution Percentage of  the

  Non-Highly  Compensated Eligible  Employees  for  the same  Plan  Year;

  provided however, that the amount  under this subsection (b)  shall not exceed two hundred percent  (200%) of the lesser of clause (i)  or (ii)

  of this subsection (b).

                                 ARTICLE 8

                        INVESTMENT OF CONTRIBUTIONS

            8.1   Investment Funds.  The Trust Fund  shall be invested by

  the Trustee  in the following funds,  in accordance  with provisions of

  Section 8.2 of the Plan:

                  (a)   Fund  A shall  be  a fund  consisting  of  common

  stock  of   the  Sponsoring   Company  contributed   by  one   or  more

  Participating  Companies or  purchased by the  Trustee (i)  on the open

  market;  (ii)  by   the  exercise   of  stock  rights;  (iii)   through

  participation in  any dividend reinvestment  program of the  Sponsoring

  Company, including any such program which involves the direct  issuance or sale of common stock by the Sponsoring Company  (if no commission is charged with respect  to such  direct issuance or  sale); or (iv)  from the  Sponsoring Company  whether in  treasury  stock or  authorized but

  unissued stock.   Stock  purchased by  the Trustee  pursuant to  clause

  (iii) of this  paragraph (a) shall be valued  pursuant to such dividend reinvestment program and shall be  purchased in accordance with  all of

  the  terms  and conditions  of such  program.   Stock contributed  by a

  Participating Company or purchased  by the Trustee  pursuant to  clause

  (iv) of this  paragraph (a)  shall be valued  at the  closing price  of such  stock  on  the New  York Stock  Exchange  composite tape  for the trading  day immediately  preceding  the date  on  which such  stock is

  contributed or sold  to the Plan.   In no  event shall a commission  be

  charged with  respect  to  a purchase  pursuant to  clause  (iv).   The

  Trustee may, to the  extent it is  mutually agreed upon by  the Trustee and  the Sponsoring  Company, maintain a  portion of  the investment in

  Fund A in cash  and/or cash equivalents,  in accordance with the  terms of the  Trust  Agreement, for  the purpose  of  fund  liquidity and  to accommodate distributions.

                  (b) Fund B shall be a fixed income fund invested (i) with one or more insurance companies, banks, trust companies or other financial institutions  designated from time  to time by the Sponsoring

  Company (or an Investment Manager appointed  by the Sponsoring  Company in  accordance  with  the  Plan  and  the  Trust  Agreement)  under  an agreement  or  agreements  which  shall  contain  provisions  that  the insurance company, bank,  trust company or other financial  institution will  make repayment  in full of  such amount transferred  to them plus interest at  a fixed and/or  variable rate  or greater for  a specified period; provided, however, that this  shall not be construed  to impair

  the  right  of  the  Sponsoring   Company  (or  an  Investment  Manager

  appointed by  the Sponsoring  Company) to  terminate any such  contract before its  expiration or maturity,  or to replace  it with a  contract with a different maturity  or expiration date and/or a different annual rate  or (ii) in  one or more pooled  separate accounts  or one or more common,  collective,  or  commingled trust  funds  established  by  the

  Trustee (or  any Investment  Manager having  trust powers  appointed by the  Sponsoring Company)  for  collective  investment in  fixed  income issues as described above (which fund is exempt from tax  under Section

  501 or Section 584 or other relevant provision of the Code).

                  (c)   Fund C  shall be a fund invested in securities of

  a  short  to intermediate  duration  issued  by  the  United States  of

  America or any  agency or instrumentality thereof, including  interests of  one  or more  pooled  separate  accounts  of  an insurance  company

  appointed  by  the   Sponsoring  Company  (or  an  Investment   Manager

  appointed  by the  Sponsoring Company in  accordance with  the Plan and the  Trust  Agreement)  or  of  one  or  more  common,  collective,  or commingled trust funds  established by  the Trustee (or any  Investment

  Manager having trust powers  appointed by the  Sponsoring Company)  for collective investment  in such  securities (which  fund is exempt  from tax under Section 501 or Section 584 or such other relevant provision of the Code).

                  (d)   Fund  D  shall  be  a diversified  equities  fund

  invested in (i) common  or capital stock; (ii) bonds, notes, debentures or preferred stocks convertible into common stocks; or  (iii) interests of  one  or more  pooled  separate  accounts  of  an insurance  company

  appointed  by  the   Sponsoring  Company  (or  an  Investment   Manager

  appointed  by the  Sponsoring Company in  accordance with  the Plan and the  Trust  Agreement)  or  of  one  or  more  common,  collective,  or commingled trust funds  established by  the Trustee (or any  Investment

  Manager having trust powers  appointed by the  Sponsoring Company)  for collective investment  in such  securities (which  fund is exempt  from tax under  Section 501 or  Section 584 or  other relevant provision  of the Code).

                  (e)   Fund E  shall be  an equity  investment fund  the

  investment goal of which  is to track the total return of  the Standard

  & Poor's Composite Index  or such other  broad equity index as  is from time  to time deemed appropriate, and such  fund shall be invested with one  or  more  insurance  companies, banks,  trust  companies  or other financial  institutions designated from time to time  by the Sponsoring

  Company (or  an Investment Manager  appointed by the Sponsoring Company in accordance with the Plan and the Trust Agreement) or  in one or more pooled  separate  accounts  or  one  or  more  common,  collective,  or commingled trust  funds established by  the Trustee  (or any Investment

  Manager having  trust powers appointed by  the Sponsoring Company)  for collective  investment in such  a fund (which  fund is  exempt from tax under Section 501 and  Section 584 or such other relevant  provision of the Code).

                  (f)   Fund F shall be  an open-end fund  (or funds)  of

  an investment  company (or companies)  registered under the  Investment

  Company Act  of 1940,  as designated  by the  Sponsoring Company,  from
  time to time.   Such designation and  any changes or additions  thereto

  shall be made in writing to the  Trustee.  Upon written direction  from the Sponsoring Company to the Trustee,  one or more of the  investments under Funds C, D,  E and G  may be transferred to and  used to purchase shares in  the fund(s)  of one  or more  open-end investment  companies

  registered  under  the  Investment  Company  Act  of   1940  which  has

  investment objectives  similar to the investment medium from which such

  amounts were transferred.   The investment advisor for such an open-end

  investment  company may  be an existing  fiduciary with  respect to the

  Plan, provided  that the terms and  conditions of  P.T. Class Exemption

  77-4 are met and such arrangement is otherwise permitted by law.

                  (g)   Fund G shall be a fixed  income fund designed  to

  offer  current  yields from  a  diversified  portfolio of  longer  term maturity investment  grade fixed income  securities, including but  not limited to,  securities issued by corporations  or by any  governmental unit  of the United States of America or any state thereof, invested in bonds, notes or debentures, and  such fund shall be invested in or with one  or  more  insurance  companies, banks,  trust  companies  or other financial  institutions designated from time to time  by the Sponsoring

  Company (or  an Investment Manager  appointed by the Sponsoring Company in accordance with the Plan and the Trust Agreement) or  in one or more pooled  separate  accounts  or  one  or  more  common,  collective,  or commingled trust  funds established by  the Trustee  (or any Investment

  Manager having  trust powers appointed by  the Sponsoring Company)  for collective  investment in such  a fund (which  fund is  exempt from tax under Section 501  or Section 584 or  such other relevant provision  of the Code.

  Amounts  held in  any of the  foregoing described  investment funds may temporarily  be  held  in  cash  or cash  equivalents  or  be  held  in short-term securities issued by the Untied States of America or any agency or instrumentality thereof or any other investments of a short-term nature,  including corporate  obligations or  participations therein and interim collective or common investment funds.

      8.2   Allocation  of Contributions  to  Funds.   A  Member's  Basic

  Contributions, Supplemental  Contributions (if  any), including amounts to be allocated  to a Member's Tax  Deferred Account (if any), and  his

  allocable share  of the  aggregate Participating Company  contributions shall be invested  in Fund A, Fund  B, Fund C, Fund  D, Fund E,  Fund F

  and/or Fund G  in multiples of 10%,  as elected by the Member  pursuant to Article  4 (Participation in the  Plan), or  as subsequently changed

  in  accordance  with  Section  8.3  (Change   in  Investment  Options);

  provided, however,  in the  event no  permissible  Member election  has been  made, the  Sponsoring Company may,  in its  sole discretion, deem the Member  to  have elected  that  100%  of his  Basic  Contributions,

  Supplemental Contributions (if any), including amounts  to be allocated to a Member's Tax  Deferred Account (if  any), and his allocable  share of the aggregate Participating Company contributions  shall be invested

  in  Fund C.   An   account shall be  established for  each Member under

  each Fund to which  such Member's contributions have been allocated and a  separate  account shall  be  established  under  each  such Fund  in respect of  any salary reduction contributions  under Article  6 of the

  Plan.

      8.3   Change in Investment Options.  A  Member may elect to  change his investment option  for future contributions, within the limits  set forth  in  Section 8.2,  as of  the first  day of  a calendar  month by filing such election  in such  form and manner  and at  such time  (not later than the date on which such  election is to be effective)  as the

  Sponsoring Company may from time  to time prescribe; provided, however,

  no such change pursuant to  this Section 8.3 shall be effective  within

  3 months of a Member's prior change of his investment option under this Section 8.3.

      8.4   Transfer Between  Investment Funds.   A  Member may elect  to

  transfer all or a portion (in multiples of 10%) of his Account  and Tax

  Deferred Account within  Funds A, B, C, D, E,  F, and/or G to any other

  Fund, as of  any Valuation Date, by filing  such election in  such form and manner  and at such time  (not less  than 7 calendar days  prior to the end of  the calendar month  in which fall the Valuation  Date as of which such election is  to be effective) as the  Sponsoring Company may from time to time prescribe; provided, however,  that (i) no Member may elect to  transfer all  or a  portion of  his Account  or Tax  Deferred

  Account  from Fund  B  into  Fund C  and  (ii) if  a  Member elects  to transfer all or a  portion of his Account or Tax Deferred  Account from

  Fund B  into Funds A, D,  E, F  and G, such Member  shall thereafter be permitted to transfer only that  portion of his Account or Tax Deferred

  Account invested in Funds A, D,  E, F and/or  G from Funds A, D, E,  F,

  and/or G into Fund C in  an amount that is equal to the excess of  that amount which was transferred from  Fund B until the passing of at least two  Valuation  Dates  following  the  Valuation  Date  for  which  the transfer  from Fund  B is effective  (the "Waiting  Time"), though such amounts  transferred from  Fund B  and  invested in  Funds  A, D,  E, F and/or G may  be transferred between those Funds  A, D, E, F, and/or  G or back to Fund B during such Waiting Time.

            3.    Paragraph (b) of Section 8.5 of  the Plan is amended in

  its entirety as follows:

                  (b)   LESOP Diversification.   In  connection with  the

  making of investment directions under  Section 7.5 of the  Ashland Oil,

  Inc.  Leveraged Employee  Stock Ownership  Plan, the  Plan shall accept direct transfers  of shares of common  stock of  the Sponsoring Company for investment  in Fund  A hereunder,  valued as  of the  date of  such

  transfer   under   the   rules  applicable   under   such   plan,   and
  notwithstanding Section 8.4 of the  Plan, the Plan shall  recognize and act upon  the  investment direction  made  under  such Section  7.5  by either converting such shares  to an investment under Fund B, C,  D, E,

  F, or G, or  by leaving such  shares as an investment under  Fund A, as

  was elected.   Except  for purposes  of the  rules for  determining the

  amount of  and the limitations  on Participating Company  contributions under Articles 7 and  25 of the  Plan, such direct transfers  of shares

  shall  be  treated   in  the  same  manner  as  Participating   Company

  contributions made to the Plan with respect to an Employee.

            4.    The  phrases "Fund  E or  Fund F"  and  "or debentures"

  contained in Section 14.4 of the Plan are hereby deleted.

      8.4A    Liquidation of Tanner Fund E.  Effective March 1, 1990, all

  amounts allocated to Fund  E, as it  existed on the day  prior to  such

  date,  shall  be   transferred  to  and  allocated  among  the  various

  investment funds maintained pursuant to Section 8.1 of the  Plan in the

  manner  hereinafter provided.    A reasonable  time  prior to  March 1,

  1990,  Members with amounts in  said Fund E  shall be  informed of such

  Fund's impending liquidation  and the  procedures by which the  amounts invested therein  may be transferred, pursuant  to an  election made by each such  Member,  in such  manner  as  prescribed by  the  Sponsoring

  Company, to  another investment fund  maintained under the Plan.   In a

  manner  consistent  with  the allocation  procedures  prescribed  under

  Section 8.2 of the Plan, each affected  Member may elect to transfer  a specified  percentage, in  increments  of  10%, to  another  investment

  option available under the Plan.   Any such Member who fails to make  a

  timely election shall  have the entire amount  of his interest in  said

  Fund E transferred  to Fund B.   All transfers under this Section  8.4A

  shall be based upon the February 28, 1990 Valuation Date.

      8.5   Trustee to Trustee Transfers.

            (a)   PAYSOP   Termination.      In   connection   with   the
  termination of the portion of  the Ashland Oil, Inc.  PAYSOP, effective

  January 31,  1991, the Plan shall accept  direct transfers of shares of common  stock  of the  Sponsoring  Company  for  investment  in Fund  A hereunder,  valued as  of the  date of  such transfer  under the  rules applicable  under  such  PAYSOP,  with  respect  to  Employees  who are eligible to participate in the Plan.  Except for  purposes of the rules for determining  the amount  of  and the  limitations on  Participating

  Company contributions under  Articles 7 and 25 of the Plan, such direct

  transfers  of   shares  shall  be  treated   in  the   same  manner  as

  Participating Company contributions made  to the Plan  with respect  to an Employee.

            (b)   LESOP  Diversification.  In connection  with the making

  of  investment directions  under Section 7.5  of the  Ashland Oil, Inc.

  Leveraged Employee Stock Ownership Plan,  the Plan shall  accept direct transfers  of shares  of  common stock  of  the Sponsoring  Company for investment  in Fund A hereunder, valued as of the date of such transfer under  the  rules  applicable  under  such  plan,  and  notwithstanding

  Section 8.4  of the  Plan, the Plan  shall recognize  and act upon  the investment  direction made under such Section 7.5  by either converting such shares to an investment  under Fund B, C or D,  or by leaving such

  shares as  an investment  under Fund  A, as  was elected.   Except  for

  purposes of the rules

  for  determining the  amount of  and  the limitations  on Participating

  Company  contributions under Articles 7 and 25 of the Plan, such direct

  transfers  of   shares  shall  be  treated   in  the   same  manner  as

  Participating Company  contributions made to the  Plan with respect  to an Employee.

      (c)   Subject to the satisfaction of the following requirements,  a

  Member may  make a voluntary and  informed election  directing that his entire vested Account be  transferred directly from the Trustee of this

  Plan to  the  trustee of  another  plan  ("transferee plan")  which  is

  qualified  under section  401(a) of the  Code.   The requirements which

  must be satisfied are as follows:

            (i)   The  Member shall have  the option to allow his Account

  to  remain in this Plan  for the maximum  period of  time allowed under

  Sections 14.1 and 17.1 of the Plan.

          (ii)    The Account,   when    transferred to  the   transferee

  plan,  must be  fully  vested thereunder  and, immediately  after  such transfer,  the Member  would  receive from  the  transferee plan,  on a termination  basis, a benefit therefrom which  is at least equal to the benefit to which he would  have been entitled, on a  termination basis,

  from this Plan immediately  before such transfer, within the meaning of the provisions of section 414(1) of the Code.

         (iii)    The transfer   of  the Member's   Account  shall be  in

  cash, except to  the extent the Member  would be entitled to receive  a distribution in  kind.  To  the extent that a Member  is so entitled to receive  a  distribution  in  kind,  the  Member  may  direct  that the

  transfer  be  made in  kind.   The amount  of  cash  or in  kind assets

  transferred  shall  be determined  in  the  same  manner  as any  other distribution under the Plan.

          (iv)    The   Member  shall   otherwise   be  entitled   to   a

  distribution pursuant to the provisions of Article 12 and Article 14.

            (v)   The Member  provides such evidence  from the transferee

  plan   to  the   Plan  Administrator,   as  prescribed   by  the   Plan

  Administrator, which is  sufficient to demonstrate that the  transferee plan is qualified under section 401(a) of  the Code, that the terms  of the transferee plan allow it to accept  such a transfer in the  form in which  it will be  made as  prescribed under (iii)  above, and that the transferee plan meets the applicable provisions of (ii) above.

                                 ARTICLE 9

                          VALUATION OF TRUST FUND



      The  Trustee shall value  each Investment Fund described in Article

  8 at fair market  value as of the close  of business on  each Valuation

  Date.  In making such valuation,  the Trustee shall deduct all charges,

  expenses and other liabilities,  if any, contingent  or otherwise, then chargeable  against each such Fund,  in order to  give effect to income

  realized  and   expenses  paid  or   incurred,  losses  sustained   and

  unrealized gains or  losses constituting  appreciation or  depreciation in the value  of Trust  investments in each  such Fund  since the  last previous valuation. As  soon as practicable  after such  valuation, the

  Trustee shall deliver in  writing to the Sponsoring Company a certified valuation  of each  such Investment Fund  together with  a statement of

  the  amount   of  net  income  or   loss  (including  appreciation   or

  depreciation  in the  value  of Trust  investments  in each  such Fund)

  since the last previous valuation.

                                ARTICLE 10

                             SEPARATE ACCOUNTS

      10.1  Separate Accounts.   Separate accounts under  each investment

  fund described in  Section 8.1 shall be  maintained under the Plan  for

  each Member.   The amount  contributed by or on  behalf of  a Member or

  allocated to such Member  shall be credited to his Account, or  his Tax

  Deferred Account, in the manner set forth in Articles 5, 6,  7 and 8 of

  the  Plan.   No  amounts  allocated  to  a Member's  Account  shall  be reallocated to  such  Member's  Tax Deferred  Account,  and, except  as otherwise allowed by Section 6.3 of the Plan and/or law, regulation  or ruling, no  amount allocated to a  Member's Tax  Deferred Account shall

  be reallocated to  such Member's Account.   All payments from the  Plan

  to  a Member  or  his Beneficiary  shall be  charged first  against the

  Account  of such  Member until exhausted  and then  charged against his

  Tax Deferred  Account and Frozen Tanner  Account.   Except as otherwise

  provided  in  the Plan,  each  Member  has  a  nonforfeitable right  to amounts  in his Account and his Tax  Deferred Account and Frozen Tanner

  Account.

      10.2  Accounts of Members Transferred to an Affiliated Company.  If

  a  Member  is transferred  to  an  Affiliated Company  which  is  not a

  Participating Company, the  amount credited to  his Account  and/or his

  Tax Deferred Account shall  continue to share in the earnings or losses of each  Investment Fund for  which such Member  has an account(s)  and such  Member's rights  and  obligations  with respect  to  his  Account and/or his Tax  Deferred Account shall continue  to be governed  by the provisions of the Plan and Trust.

      10.3  Monthly  Adjustment  of  Members'  Accounts.    As  soon   as

  reasonably  practicable  after   the  presentation  of  the   Trustee's

  certified  valuation,  as  provided  in  Article  9  of  the  Plan, the

  Account, Tax Deferred Account and Frozen Tanner Account of each Member shall be adjusted so that the amount of net income, loss, appreciation or depreciation in  the value  of each Investment  Fund for which  such

  Member  has an  account(s) for the  period (hereinafter  referred to as the "Valuation  Period") from the last  previous valuation  to the date of  such certified  valuation shall be  credited to  or charged against the Member's Fund  accounts in the ratio  that (i) the balance in  each

  Fund account  of each  Member as  of the  first day  of such  Valuation

  Period  minus the  amount distributable to  such Member  from such Fund account during  such Valuation Period bears to (ii)  the balance in all such Members'  accounts as  of the first  day of such  Valuation Period minus the  total amounts  distributable to  all such  Members from  all such Fund accounts during such Valuation Period.  ^

                                ARTICLE 11

                               BENEFICIARIES

      11.1  Designation by  Member.   Each Member  may  designate one  or

  more  Beneficiaries  and   contingent  Beneficiaries  by  delivering  a

  written  designation  thereof  over his  signature  to  the  Sponsoring

  Company  in such  form and manner  as the  Sponsoring Company  may from time  to time prescribe.  Upon the death of a Member, his Beneficiaries shall  be entitled  to payment  of  benefits in  an  amount and  in the

  manner  provided  by  the  Plan.    A  Member  may  designate different

  Beneficiaries  at  any time  by delivering  a  new  written designation under this Section 11.1 over  his signature to the  Sponsoring Company.

  Any  designation under this  Section 11.1  shall become  effective only upon receipt  by the Sponsoring Company  but, upon  such receipt, shall

  be  effective  retroactively   to  the  date  the  Member  signed  such

  designation. The last effective designation received  by the Sponsoring

  Company  shall supersede  all prior designations.   A  designation of a

  Beneficiary  shall be  effective  only  if the  designated  Beneficiary

  survives  the Member.   A designation  of a Beneficiary  other than the

  spouse of a Member  shall not be effective unless  such spouse consents in writing  to such designation,  and the spouse's consent acknowledges

  the   effect  of   such  designation  and   is  witnessed   by  a  Plan

  representative  or  a  notary  public  or  it  is  established  to  the satisfaction of  the Sponsoring Company  that the  spouse's consent may not be  obtained because there is no  spouse, because the spouse cannot be  located, or  because  of  such other  circumstances  as regulations under the Code may allow.

      11.2  Failure  of  Member to  Designate.    If  a  Member fails  to

  designate  a Beneficiary, or if no designated  Beneficiary survives the

  Member or  dies simultaneously  with the Member or  under circumstances making it impossible to determine whether such Beneficiary survived such Member, the Member shall be deemed to have designated one of the following  as Beneficiary (if living at the time of the Member's death)

  in the  following order of  priority:   (1) surviving  spouse, and  (2)

  Member's  estate.  If  the Sponsoring  Company shall be  in doubt as to the  right of  any  person  as a  Beneficiary  under this  Article  11,

  payment may be  made to the Member's  estate and such payment shall  be in full  satisfaction of  any and  all liability  of the  Plan (or  any other  person or entity) to  any person claiming  under or through such

  Member.

            11.3  Beneficiaries'  Rights.    Whenever  the  rights  of  a

  Member are  stated or limited in  the Plan, his  Beneficiaries shall be bound thereby.

                                ARTICLE 12

                    TERMINATION OF EMPLOYMENT BENEFITS

      If a  Member  incurs Termination  of  Employment,  such Member  (or

  Beneficiary in the case of the death of a Member)  shall be entitled to receive a benefit equal  to the total  amount in the Member's  Account,

  Tax  Deferred  Account  and Frozen  Tanner  Account  as  determined  in accordance with  the  provisions of  Section  14.2  of the  Plan.  Such benefit shall be paid in a single  lump sum or otherwise in  accordance with  one  of  the  forms  of  payment  available  to  such  Member  or

  Beneficiary as set forth in Section 14.3 of the Plan.

                                ARTICLE 13

              WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT

      13.1  Partial Withdrawal.  A Member may  elect as of any  Valuation

  Date to  withdraw all or any  part of the  value (as of such  Valuation

  Date)  of his Account which is  not in excess of the value  of (i) such

  Member's  aggregate  unwithdrawn Supplemental  Contributions,  if  any,

  allocated to  his Account,  (ii)  one-half of  such Member's  aggregate unwithdrawn  Basic Contributions,  if  any,  allocated to  his  Account prior  to  January  1,  1987,  and  (iii)  one-half  of  such  Member's

  aggregate    unwithdrawn    Basic   Contributions    attributable    to

  contributions  made on  and  after January  1,  1987, allocated  to his

  Account (all such values being  determined using information as  of the latest  Valuation  Date  for  which the  Sponsoring  Company  has  such information at  the time  the Member's  election is  filed), by  filing such election in such form  and manner and  at such time (prior to  the

  Valuation Date as  of which such withdrawal is  to be effective) as the

  Sponsoring Company may from time to time  prescribe; provided, however,

  no such election under this  Section 13.1 shall be effective within  12 calendar months of a  Member's (x) election to participate  in the Plan under Article  4, (y)  resumption of Basic Contributions  under Section

  5.5 (if  such  Member had  made Basic  Contributions for  less than  60 months at  the time of such  resumption) or (z)  prior withdrawal under this Section 13.1 or Section  13.2.  Payment of a withdrawal under this

  Section 13.1  shall be  made in  a lump  sum, in  cash or  in kind  (as allowed by Section 14.4), as  soon as reasonably practicable  after the date on which  such election is filed and  shall be withdrawn  from the

  Member's Account in the  following order:  first, from all Supplemental

  Contributions  made by  such Member prior  to January  1, 1987; second,

  from one-half of the  value (determined using the latest Valuation Date for which  the  Sponsoring Company  has  information  at the  time  the

  Member's  election is  filed) of the  Basic Contributions  made by such

  Member  prior  to  January  1,  1987;  third,  from  all   Supplemental

  Contributions  made by  the Member  on and  after  January 1,  1988 and earnings  thereon apportioned in  accordance with the Code and Treasury

  Regulations promulgated thereunder; fourth, from one-half  of the value

  (determined as described in  the second category above) of the Member's

  Basic  Contributions made  on  or after  January  1, 1988  and earnings

  thereon  apportioned   in  accordance  with   the  Code  and   Treasury

  Regulations  promulgated  thereunder;  fifth,  from   all  Supplemental

  Contributions  made  by  the  Member  during  calendar  year  1987  and earnings attributable to  all Supplemental Contributions made prior  to

  January 1,  1988 apportioned in accordance  with the  Code and Treasury

  Regulations promulgated  thereunder; and  sixth, from  one-half of  the value  (determined as  described in the  second category  above) of the

  Member's  Basic  Contributions  made  during  calendar  year  1987  and earnings attributable  to all Basic Contributions made prior to January

  1,  1988  apportioned   in  accordance  with  the  Code  and   Treasury

  Regulations  promulgated thereunder.   That  portion  of such  Member's

  Account  not withdrawn  pursuant to this  Section 13.1  shall remain in the Trust Fund in such  Member's investment fund accounts  allocated to his Account.

      13.2  Partial  Withdrawal  After  60 Months  of  Participation.  In

  addition to  whatever withdrawal is available  to a  Member pursuant to the provisions of Section 13.1, a Member may elect  as of any Valuation

  Date  to withdraw  all or any part  of the value  (as of such Valuation

  Date)  of  his  Account  which is  in  excess  of  the  maximum  amount available  for withdrawal under  Section 13.1  but is not  in excess of the total  amount of such  Member's aggregate unwithdrawn  Supplemental

  Contributions and  aggregate unwithdrawn  Basic Contributions allocated to his  Account (both  determined using  information as  of the  latest

  Valuation Date for which  the Sponsoring Company  has such  information at the time  the Member's election  is filed), by filing  such election in  such form and manner and  at such time (prior to the Valuation Date as  of which  such withdrawal  is to  be effective)  as the  Sponsoring

  Company  may from  time to time  prescribe; provided,  however, no such election  under this  Section  13.2 shall  be  effective within  (i) 60 months of the  later of: (A) a Member's  election to participate in the

  Plan  under   Article  4  or  (B)   a  Member's   resumption  of  Basic

  Contributions  under  Section  5.5  (if  such  Member  had  made  Basic

  Contributions for less than 60 months at the time of such  resumption),

  or  (ii)  12 calendar  months  of  a  Member's  prior withdrawal  under

  Section 13.1 or this Section 13.2.  Payment of  a withdrawal under this

  Section 13.2  shall be  made in  a lump  sum, in  cash or  in kind  (as allowed by Section 14.4), as  soon as reasonably practicable  after the date on which  such election is filed  and shall be withdrawn from  the

  Member's Account in the  following order:  first, from all Supplemental

  Contributions  made by  such Member prior  to January  1, 1987; second,

  from  all Basic Contributions  made by such Member  prior to January 1,

  1987, third, from all  Supplemental Contributions made by the Member on

  and  after  January  1,  1988  and  earnings  thereon  apportioned   in

  accordance  with   the  Code   and  Treasury  Regulations   promulgated

  thereunder; fourth, from all  of the value (determined using the latest

  Valuation Date for which  the Sponsoring Company has information at the

  time  the   Member's  election   is  filed)  of   the  Member's   Basic

  Contributions  made on  or after January  1, 1988  and earnings thereon apportioned  in  accordance  with the  Code  and  Treasury  Regulations promulgated  thereunder;  fifth, from  all  Supplemental  Contributions made by the Member  during calendar year 1987 and earnings attributable to  all  Supplemental  Contributions  made  prior to  January  1,  1988 apportioned in accordance with the Code and Treasury Regulations promulgated thereunder; and sixth, from all of the value (determined as described  in  the fourth  category  above)  of the  Member's  Basic

  Contributions made during calendar year 1987  and earnings attributable to all  Basic Contributions made prior  to January  1, 1988 apportioned in  accordance  with  the Code  and  Treasury  Regulations  promulgated

  thereunder.   That  portion  of  such Member's  Account  not  withdrawn

  pursuant to this Section  13.2 shall remain  in the Trust Fund  in such

  Member's investment fund accounts allocated to his Account.

      13.3  Total  Withdrawal.  A  Member may  elect as  of any Valuation

  Date  to withdraw all (but not less than all)  of the value (as of such

  Valuation Date)  of his Account and  his Tax Deferred  Account (if such

  Member  has attained age  59_ (determined  as hereinafter  described in this Section 13.3)  on or  before such Valuation  Date) by filing  such election in  such form  and  manner and  at  such  time (prior  to  the

  Valuation Date as of  which such withdrawal is to be effective)  as the

  Sponsoring Company  may from  time  to time  prescribe.   Payment of  a

  withdrawal under this  Section 13.3  shall be made  in a  lump sum,  in cash or  in kind (as  allowed by Section 14.4),  as soon as  reasonably practicable  after the  Valuation Date as  of which  such withdrawal is effective.  Notwithstanding the  foregoing provisions  of this  Section

  13.3, in the event a Member withdraws the entire  amount in his Account and, if applicable, his Tax  Deferred Account, under this  Section 13.3 within 24 months  of such Member's (i)  election to participate in  the

  Plan under  Article 4 or (ii)  resumption of  Basic Contributions under

  Section 5.5 (if such Member  had made Basic Contributions for less than

  60  months  at  the  time of  such  resumption),  the  amount  of  such withdrawal shall be equal to  the value (as hereinabove  determined) of his  Account  and  Tax  Deferred  Account,  if  applicable,  less  such

  Member's  allocable  share  of  the  aggregate  Participating   Company

  contributions  made  within  and  any  amounts  allocated  to  his  Tax

  Deferred  Account within 2 years of the Valuation Date as of which such withdrawal is  effective. Any  portion of such Member's  Account and/or

  Tax Deferred Account not  withdrawn pursuant to this Section 13.3 shall remain in  the Trust  Fund in  such Member's  investment fund  accounts allocated to his Account  and/or Tax Deferred  Account as the case  may

  be. Unless  such Member  has resumed  contributions to  the Plan  under

  Article 5, the  then value  thereof shall be paid,  in cash or  in kind

  (as allowed by  Section 14.4), to the Member  as of the  Valuation Date

  of  the 24th  calendar  month following  either  the calendar  month in which the  Member's election to participate  in the  Plan was effective under Article 4  or the calendar  month in  the Member's resumption  of

  Basic Contributions was effective under article 5, as the  case may be.

  For  purposes of this  Section 13.3,  a member shall  be deemed to have attained age  59_ on the  Valuation Date  of the  sixth calendar  month following the month in which occurs his 59th birthday.

      13.4    Hardship  Withdrawal.    (a)  A  Member  may  apply  for  a

  withdrawal  as  of  any  Valuation  Date  on  account  of  hardship (as hereinafter defined  in this  Section 13.4)  of all  or a  part of  the value of his  Tax Deferred Account (as of  such Valuation Date) that is in excess of earnings credited  to his Tax Deferred Account on or after

  January 1, 1989 by filing such application in such  form and manner and at  such time (prior  to the  Valuation Date as  of which such hardship withdrawal is to be effective) as the Sponsoring Company  may from time

  to time  prescribe.   An application  for a  hardship withdrawal  under

  this Section 13.4 may be submitted only by a Member who  has no balance in  his  Account or  is  withdrawing  the  entire amount  which  he  is

  eligible  to  withdraw   under  the  provisions   of  Section  13.3  in

  conjunction with his application  for a hardship  withdrawal.   Payment

  of an amount withdrawn under this Section 13.4 shall be made in  a lump sum,  in cash,  as soon  as  reasonably practicable  after the  date on
  which such  withdrawal is  approved by  the Sponsoring  Company.   That

  portion of  such Member's  Tax Deferred Account not  withdrawn pursuant to this Section  13.4 shall remain in  the Trust Fund in such  Member's investment fund accounts allocated to his Tax Deferred Account.

            (b)   For purposes  of this Section  13.4, hardship shall  be

  determined  in the  sole  discretion  and judgment  of  the  Sponsoring

  Company in a uniform and  nondiscriminatory manner and shall  be deemed to  exist, on the basis  of all relevant  facts and circumstances, only in the  case of an  immediate and heavy financial  need of the  Member.

  An immediate and  heavy financial need of the  Member will be deemed to exist if the application for withdrawal is on account of:

            (i)    medical expenses described in  section 213(d) of   the

  Code incurred by the Member, the Member's

      Spouse, or any dependents of the Member (as

      defined in Code section 152);

                  (ii)   the purchase (excluding mortgage  payments) of a

  principal residence for the Member;

                  (iii)  the payment of tuition  for the next semester or

  quarter of post-secondary education for the

      Member, Member's spouse or Member's children or

      dependents;

            (iv)   other events which are adopted by the Sponsoring

  Company and which are deemed immediate and heavy

      financial needs by the Commissioner of Internal

      Revenue through the publication of revenue

      rulings, notices, and other documents of general

      applicability; or

                  (vi)   any   other   set   of    relevant   facts   and

  circumstances which, in the sole discretion of the Sponsoring  Company,

  constitutes an immediate and heavy financial need.

            In  no event  shall an  amount withdrawn  under  this Section

  13.4 exceed  the  amount required  to relieve  the immediate  financial need  created by  the hardship or  which would  be reasonably available

  (determined  in  the sole  discretion of  the Sponsoring  Company) from other resources  of the Member.  To satisfy the Sponsoring Company that the  amount to  be withdrawn under  this Section  13.4 is  necessary to satisfy the  immediate  financial  need,  each Member  applying  for  a withdrawal under this Section 13.4  shall swear out a  statement before a notary public representing that such need cannot be relieved:

                        (A)   through  reimbursement or  compensation  by

  insurance or otherwise;

                        (B)   by  reasonable liquidation  of the Member's

  assets, to  the  extent such  liquidation  would  not itself  cause  an immediate and heavy financial need;

                        (C)   by  cessation of  elective contributions or

  employee contributions under the Plan; or

                        (D)   by  other  distributions or  nontaxable (at

  the  time of  the loan) loans  from plans maintained  by the Sponsoring

  Company  or by  any  other employer,  or  by borrowing  from commercial sources on reasonable commercial terms.

      13.5  Repayment  of Withdrawn  Amounts  Prohibited.   Repayment  of

  amounts   withdrawn  by  a   Member  or  Beneficiary  pursuant  to  the

  provisions of Article 12 or Article 13 of the Plan, are not permitted.

                                ARTICLE 14

                            PAYMENT OF BENEFITS

      14.1  General Rule.   Notwithstanding  any other  provision of  the

  Plan,  and  in  accordance  with  Section  401(a)(9)  of  the  Code and regulations  promulgated  thereunder  (including  Treas.  Reg.  section

  1.401(a)(9)-2)  and other  regulations that  may be  prescribed by  the

  Commissioner  of Internal Revenue,  and for  purposes of the incidental death  benefits requirements  of  the Code,  the  entire interest  of a

  Member will  be distributed either  (i) not later than  April 1 of  the calendar  year following the later of (A) the calendar year in which he attains age 70  1/2 or (B) if  he is not a  5% owner of  the Sponsoring

  Company as  defined in Section  416 of the Code,  the calendar year  in which  he retires  (clause (i)  hereinafter being called  the "required beginning date")  or (ii) over  a period  beginning no  later than  the required beginning  date and not extending  beyond the life  expectancy

  of such  Member.   If the  Member dies  after the  distribution of  his

  interest has  begun  under this  Section  14.1  and before  his  entire interest has been distributed to him, in accordance with the  Plan, the remaining portion  of such Member's  interest shall  be distributed  at least  as  rapidly as  over  a  period not  extending  beyond  the life expectancy of  the Member  determined as  of the  date of the  Member's death.  If the  Member dies before his required beginning date (whether or  not  the  distribution  of  his  interest  has  begun),  the entire

  remaining  interest  of   the  Member  shall  be  distributed  to   his

  Beneficiary  over a period not exceeding 5 years after the death of the

  Member; provided, however, if the Member's Beneficiary  is the Member's surviving  spouse, such  remaining interest  shall  be distributed,  in accordance with the Plan and regulations  under the Code, over a period beginning not later than the later of  (y) December 31 of the  calendar year following  the calendar  year  in  which the  Member died  or  (z)

  December  31 of  the  calendar year  in  which  the Member  would  have attained age 70  1/2 and extending  not later than the  life expectancy

  of   such  Beneficiary.      Life   expectancy  used   in   calculating

  distributions  under this Section  14.1 shall be recalculated each year for which a distribution is made.

            14.2  Termination  of Employment  Benefits.   The  Sponsoring

  Company shall cause to be made distribution of the benefits  payable to a Member or his  Beneficiary upon Termination of Employment, based upon the  value of  such Member's Account,  Tax Deferred  Account and Frozen

  Tanner Account as of  the Valuation Date coincident with or immediately following the later of  (i) the date on which such Member's Termination of  Employment occurs  or  (ii) the  date on  which  a claim  for  such benefits is filed pursuant to Article 17 of the Plan.

      14.3  Methods  of Payment  of Termination  of Employment  Benefits.

  The  Sponsoring  Company shall  cause  to  be  made  a distribution  of benefits pursuant to Section  14.2 of the  Plan in accordance with  one of the  available methods  of distribution  set forth  in this  Section

  14.3, as  elected by  the Member  (or Beneficiary  in the  case of  the death of a Member) in such form and manner  and at such time (not later than 30  days after such Member's  Termination of  Employment except as otherwise provided  in  paragraph (b)  of  this  Section 14.3)  as  the

  Sponsoring Company  may from  time to  time prescribe.   The  available

  methods of distribution are as follows:

      (a)   Installment Payments or Lump Sum Distribution.

            (1)   Subject to  the limitations  described in  Section 14.1

  of the  Plan,  benefits  may  be  paid in  the  form  of  one  or  more installments (each  paid not  more frequently  than one  within any  12 month period) over a fixed (as  specified by the Member or Beneficiary)

  number of calendar years comprising  not less than 1 calendar year  nor more than 20 calendar years without regard to the duration of the life of the Member or Beneficiary. Each such installment shall equal the value of  the  Member's  Account and  Tax Deferred  Account  as of  the

  Valuation  Date as of  which such installment  is paid  multiplied by a fraction whose numerator is one and whose denominator is  the number of specified installments remaining  in such specified number of years and

  shall be charged first  against such member's Account.   In respect  of

  all  then unpaid  amounts in  his Account  and Tax Deferred  Account, a

  Member may  make an election  to change  his prior election  under this subparagraph (1) by filing  such change in such form and manner  and at such time  as the Sponsoring  Company may from time  to time prescribe;

  provided,  however,  no  such  change  under  this  sentence  shall  be effective  (i) within  12  calendar months  of  a previous  election or previous change  under this subparagraph (1) or  (ii) in respect of any installment to be paid as of a  Valuation Date less than 30  days after the date on which such change is filed.

            (2)   Death of a Member Before Receiving Complete Payment  of

  his  Account.  Subject to the limitations  described in Section 14.1 of the Plan, in the  event of the death of  a Member before  receiving all

  installments  under  the   provisions  of  subparagraph  (1)  of   this

  paragraph  (a)  to  which  he  would otherwise  become  entitled,  such

  Member's Beneficiary may elect (not later than 90 days after the  death of the  Member) one  or more  payments in  respect of  all then  unpaid amounts in such Member's  Account and Tax Deferred Account pursuant and subject to the provisions of subparagraph (1) of this paragraph (a).

            (b)   Annuity.

            (1)   Normal form for Married  Members.   Unless the election

  under subparagraph  (2)  of this  paragraph  (b)  is made,  an  annuity benefit payable under this paragraph (b)  shall be paid by the purchase from a life insurance company  and distribution to a Member of a single premium non-transferable annuity contract having the effect of a qualified joint and survivor annuity (as hereinafter defined) with respect  to any  Member  who begins  to receive  payment of  an annuity benefit  under this  paragraph (b) provided  that such  Member and such

  Member's spouse  have been married to  each other  throughout either of the earlier of (A)  the 1 year period  ending on the date  as of  which such payment begins  or (B) the  1 year  period ending on  the date  of

  such Member's death.   For purposes of this  paragraph (b), if a Member

  marries  within 1  year before  the  date as  of  which payment  of his annuity benefit  begins and  such Member  and such  Member's spouse  in such  marriage have been married for  at least the 1-year period ending on the date  of the Member's death, such  Member and such  spouse shall be treated as having been  married throughout the 1-year  period ending

  on the date as  of which payment  of his annuity benefit  begins.   The

  term "qualified joint  and survivor annuity" means a monthly, quarterly or annual  benefit which is payable for the life of the Member and upon the Member's death, if  such Member is  survived by the spouse  to whom such Member was married  on the date payments  commenced, for the  life of such spouse, in amount equal to 50%  of the benefit payable to  such

  Member.   The benefit payable to such spouse shall not be terminated on account of such spouse's subsequent remarriage.

            (2)    A  Member  described  in   subparagraph  (1)  of  this

  paragraph  (b),  may elect  during  the  election period  described  in subparagraph (3)  of this  paragraph (b),  not to  receive his  annuity benefit under this paragraph  (b) in the form of a qualified  joint and survivor annuity.  Any such  election made under this  subparagraph (2)

  shall be made in writing on forms designated by  the Sponsoring Company for  that  purpose  and  shall  clearly  indicate  that  the  Member is electing  to receive his annuity benefit under  this paragraph (b) in a

  form other than  that of a qualified joint  and survivor annuity.   The

  election may be revoked in writing before the expiration of the election period and another election (including the election of a qualified  joint  and  survivor  annuity)  may  be  made  prior  to the

  expiration of  the  election period.    In  addition to  the  foregoing

  requirements  of this  subparagraph (2),  any election made  under this subparagraph (2)  on or  after January  1, 1985  shall not  take effect unless  (i) the  spouse  of  the Member  consents  in  writing to  such election and such spouse's consent acknowledges  the specific nonspouse beneficiary (including  any class  of beneficiaries  or any  contingent beneficiary) and the effect of  such election while being  witnessed by

  a  Plan  representative  or   a  notary  public,  or  (ii)  the  Member

  establishes to  the satisfaction  of the  Sponsoring Company that  such spouse's consent  cannot  be  obtained  because  there  is  no  spouse,

  because  the  spouse  cannot  be  located,  or  because  of  such other circumstances  as may  be  allowed  under  regulations adopted  by  the

  Secretary of the United  States Treasury or his delegate.   Any consent

  by  a spouse  (or establishment that  such consent  cannot be obtained)

  under  the  preceding  sentence  of  this  subparagraph  (2)  shall  be

  effective  only  with  respect  to  such spouse.    A  Member  may  not

  subsequently change  a  non-spouse  beneficiary  without  the  spouse's written consent meeting the requirements of this subparagraph (2).

            (3)   Election Period.  The  election period  with respect to

  any Member  described in subparagraph (1)  of this  paragraph (b) shall begin on  the date the  Sponsoring Company furnishes  to such Member  a written notification  of such  Member's right  to elect  to receive  an annuity benefit  in  a form other  than a qualified joint  and survivor

  annuity.    Such   notice  shall  include  a  general  description   or

  explanation  of   the  qualified  joint   and  survivor  annuity,   the

  circumstances in  which  it will  be  provided  unless the  Member  has rejected it, a general  explanation of the relative financial effect on the Member's annuity of his election, and the availability, upon written request of the Member, of a written explanation of the terms and conditions  of the  qualified joint  and survivor  annuity and  the financial effect  upon  the  Member's  annuity  benefit  (in  terms  of dollars per periodic payment)  of making an election not to  receive an annuity benefit  in the form of a qualified joint and survivor annuity.

  Effective on and after  October 1, 1985 such written notification shall include a  written  explanation of  the  terms  and conditions  of  the qualified joint and survivor annuity,  the Member's right to  make, and the  effect of, an election  to waive the qualified  joint and survivor annuity  form of benefit, the rights of a Member's spouse to consent to such election and  the Member's  right to make,  and the  effect of,  a revocation of an election  under subparagraph (2).  The election period shall end on the 90th day  after the date on which it begins but in  no event shall the election period end earlier  than the later of (i)  the annuity starting date or (ii) the 90th day after  the above referred to written explanation of the  terms and conditions of the qualified joint and  survivor  annuity  is provided  pursuant  to  a  Member's  written request.

      (4)   Normal  Annuity Form for Unmarried  Participants and Optional

  Form  for  Married  Participants.    An  annuity  benefit  under   this

  paragraph  (b)  may  be paid  by  the purchase  from  a  life insurance

  company   and   distribution  to   a   Member  of   a  single   premium

  non-transferable  annuity  contract  providing for  a  periodic benefit which is payable for  the life  of the Member only  or upon such  other terms  as shall be agreed upon by the Member and the insurance company;

  provided,  however,  the   option  selected  must  be  such  that,   in

  accordance  with  the  regulations  prescribed  by  the  United  States

  Secretary of  the Treasury or his  delegate, the  Member's benefit will be  distributed commencing  not later than  the calendar  year in which such Member attains age 70_ and over a period not extending beyond the life expectancy of such Member and his spouse.

      14.4  Distribution  in  Kind.   A  Member  or  Beneficiary who  (i)

  receives a  distribution pursuant to the  provisions of  Article 12 and

  Section 14.2 of  the Plan, or (ii) elects to  withdraw all or a part of his interest in the  Plan under Section  13.1, Section 13.2 or  Section

  13.3 of the Plan, may  elect, in such form and manner  and at such time as the Sponsoring Company may  from time to time prescribe, to  receive

  (instead of cash)  all or  a part of  the distributable  value of  such

  Member's accounts  in Fund  A, Fund  E or  Fund F  in  whole shares  or debentures and cash in  lieu of any  fractional shares of the  stock or debentures of the Sponsoring Company  to be distributed from  the Plan.

  The number  of whole shares of  such stock  or debentures distributable hereunder shall  be determined based upon the  unit value of such stock or  debentures used  to determine the  value of  such Member's accounts for purposes of distribution from the Plan.

      14.5  Lost   Member/Beneficiary.      Notwithstanding   any   other

  provision  of the  Plan,  in the  event  the Sponsoring  Company, after reasonable effort, is unable to locate a Member or Beneficiary  to whom a benefit is payable  under the Plan, such benefit  shall be forfeited;

  provided, however, that such  benefit shall be reinstated (in an amount equal to  the amount forfeited)  upon proper claim made  by such Member

  or Beneficiary  prior to termination of  the Plan.   Benefits forfeited

  under this Section 14.5 shall be used to reduce  the Sponsoring Company contributions under  Article 7  of the Plan  or, if  there are no  such

  contributions,   shall  be   returned   to   the  Sponsoring   Company.

  Restorations under this  Section 14.5 shall be  made by way of  special

  Sponsoring Company  contribution or  by way  of offsetting  forfeitures

  then   to  be   applied   to   reduce  aggregate   Sponsoring   Company

  contributions.

                                ARTICLE 15

                                TRUST FUND

      15.1  Trust Fund.   All the funds of  the Plan shall be held by the

  Trustee appointed from time  to time by the Sponsoring Company,  in one or  more  trusts under  a  trust  agreement  entered  into between  the

  Trustee and  the Sponsoring Company for  use in  providing the benefits of the Plan  and paying any  expenses of the Plan not  paid directly by

  the  Participating Companies.    The fact  that separate  accounts  are

  maintained  for each Member shall  not be deemed to  segregate for such

  Member, or  to give  such Member any  direct interest in,  any specific asset or assets in the Trust Fund.

      15.2  Administration of the  Trust Fund and Funding Policy.  Except

  as otherwise provided  in the Plan  or the trust agreement  and subject to the  direction  and control  of  the  Sponsoring Company  (or  other fiduciary identified by  the Sponsoring Company for such purpose),  the

  Trustee shall  have exclusive  authority and  discretion to  manage and control the  assets of  the Trust  Fund. The  Sponsoring Company  shall

  have   the  authority  to  appoint  an  Investment  Manager  to  manage

  (including the power  to acquire and dispose of) all or any part of the assets of the Trust Fund.  The Sponsoring Company shall  be responsible for  establishing  a funding  policy  and  method  consistent with  the objectives of the Plan and the requirements of Title I of ERISA.

      15.3  Benefits  Payable Solely  by  Trust.   All  benefits  payable

  under the  Plan shall be  paid or provided for  solely from the  Trust.

  The  Participating  Companies  assume  no  liability  or responsibility therefor.

      15.4  Exclusive  Benefit  of  Trust  Fund.    Except  as  otherwise

  allowed under Section 403(c)(2)(A) and (C)  of ERISA, the assets of the

  Trust Fund shall not inure to the benefit of any  Participating Company and shall be held  for the exclusive purposes of  providing benefits to

  Members and  their Beneficiaries and  defraying reasonable expenses  of administering the Plan.

                                ARTICLE 16

                        ADMINISTRATION OF THE PLAN

      16.1  Plan  Administrator  and  Administration  of  the  Plan.  The

  Sponsoring Company shall manage,  operate and administer the Plan.  The

  Sponsoring Company shall  be the "administrator" (as defined in Section

  3(16)  of ERISA)  of  the  Plan,  and  shall  be  responsible  for  the performance of  all reporting  and disclosure  obligations under  ERISA and all other  obligations required or permitted to be performed by the

  Plan administrator under  ERISA. The Sponsoring  Company shall have all powers necessary to administer the  Plan in accordance with  its terms,

  including the  power to construe the  Plan and  determine all questions that may  arise thereunder  except as  otherwise provided  in the  Plan

  and/or   trust  agreement.     The  Sponsoring  Company  shall  be  the

  designated agent for service of legal process.

      16.2  Delegation  of  Responsibility.   The Sponsoring  Company may

  delegate (and may give to  its delegatees the authority  to redelegate)

  to  any person  or persons any  responsibility, power,  or duty whether ministerial or fiduciary;  provided, however, no responsibility in  the

  Plan  or trust agreement  to manage  or control the  assets of the Plan

  (other than a power to appoint an  Investment Manager) may be delegated to anyone  other than a fiduciary  identified pursuant  to Section 15.2

  of the Plan.   The Sponsoring  Company, the  Trustee or any  delegatee,

  redelegatee  or designee  of either  of  them may  employ one  or  more persons to render advice or  perform ministerial duties with  regard to any responsibility such fiduciary has under the Plan.

      16.3  Liability. The board  of directors of the Sponsoring  Company and any delegatee,  redelegatee or designee  (other than any Investment

  Manager  or Trustee),  and any employee  of a  Participating Company or

  Affiliated Company  serving the Plan in  any capacity  within the scope of his employment shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct;  provided, however,  that the  foregoing shall  not relieve any  of  them from  any  responsibility  or liability  for  any responsibility,  obligation  or duty  that  they may  have pursuant  to

  ERISA.

      16.4  Indemnity by  Participating Companies.  In  the event and  to the  extent not  insured against by  any insurance  company pursuant to provisions  of  any  applicable  insurance  policy,  the  Participating

  Companies  shall indemnify  and hold harmless  any person  from any and all claims, demands, suits  or proceedings made or threatened by reason of  the fact  that  he,  his testator  or  intestate (i)  is  or was  a director or  officer  of  a  Participating  Company  or  an  Affiliated

  Company or (ii) is or was an employee  of a Participating Company or an

  Affiliated  Company  who serves  or served  the  Plan  or Trust  in any capacity within  the scope  of his  employment and as  a delegatee  (or redelegatee) of  the Sponsoring Company, provided such person acted, in good faith, in what he reasonably believed  to be the best interest  of

  the Plan.    Expenses against  which  such  person may  be  indemnified hereunder include, without limitation, the  amount of any settlement or judgment, costs, counsel  fees and related charges reasonably  incurred

  in  connection  with  a  claim  asserted   or  proceeding  brought   or

  settlement    thereof.      A    Participating   Company   from   which

  indemnification may be  sought hereunder  may, at  its expense,  settle any such  claim, demand,  suit or  proceeding made  or threatened  when

  such  settlement   appears  to  be  in   the  best   interest  of  such

  Participating  Company.   This Section 16.4  shall not  be construed to

  limit whatever  rights of indemnity to  which the  persons specified in this  Section  16.4  and  such  other  persons  not  described  in  the foregoing  provisions of  this Section 16.4  who are or  were (or claim

  under  or  through)  employees  of  a   Participating  Company  or   an

  Affiliated  Company  may  be  entitled  by  law,  corporate  by-law  or otherwise.

      16.5  Payment of  Fees and  Expenses.   The Trustee,  the board  of

  directors  of the Sponsoring  Company and any delegatee, redelegatee or designee shall  be entitled  to  payment from  the Trust  Fund for  all reasonable fees,  costs, charges and expenses  incurred by  them in the course  of performance  of their duties  under the Plan  and the Trust,

  except  to  the  extent that  such  fees  and  costs  are  paid by  any

  Participating  Company  or  Affiliated  Company.   Notwithstanding  any

  other  provision of the Plan or Trust, no person who is a "disqualified person"  within the meaning  of Section  4975(e)(2) of  the Code,  or a

  "party in interest"  within the meaning of  Section 3(14) of ERISA  and

  who  receives   full-time  pay  from   any  Participating  Company   or

  Affiliated  Company shall  receive compensation  from  the Trust  Fund,

  except for reimbursement of expenses properly and actually incurred.

      16.6  Voting of Shares.   Each Member having  all or a part of  his

  Account, Tax Deferred Account and/or Frozen Tanner  Account invested in

  Fund A under  Section 8.1 of the Plan may  direct the Trustee as to the manner in which  the common stock in Fund  A allocable to such Member's

  Account,  Tax Deferred  Account and/or Frozen  Tanner Account  is to be

  voted.   Before each annual  or special meeting of  shareholders of the

  Sponsoring Company there shall  be sent to  each such Member a  copy of the  proxy soliciting  material for the  meeting, together  with a form requesting  instructions  to the  Trustee  on  how  to  vote the  stock allocable to that part of  such Member's Account, Tax  Deferred Account

  and/or  Frozen  Tanner  Account  in  Fund  A.    The  Trustee,  in  its

  discretion, may  vote the combined fractional  shares of  such stock to the  extent possible  to  reflect the  directions  of the  Members with

  allocated fractional  shares.   Upon receipt of such  instructions, the

  Trustee shall  vote such  shares  as  instructed.   In lieu  of  voting

  Members'  allocable fractional  shares as  instructed  by Members,  the

  Trustee  may  vote  the combined  allocable  fractional  shares to  the extent  possible to reflect  the directions  of Members  with allocable fractional shares.  The  Trustee shall vote  shares of Stock in  Fund A for which  the Trustee  received no  valid voting  instructions in  the same manner and in the  same proportion as the shares  of Stock in Fund

  A with respect to  which the Trustee received valid voting instructions are voted.

                                ARTICLE 17

                         BENEFIT CLAIMS PROCEDURE

      17.1  Claims for  Benefits.  To be  eligible for  any benefit under this  Plan  a Member  or  Beneficiary  must  submit  a claim  therefor;

  provided, however that in the  event a Member or  Beneficiary otherwise entitled to  a benefit  under the Plan  declines or  fails to submit  a claim within  90 days  of a request  to do  so, and the  value of  such

  Member's  Accounts  equals  or is  less  than  $3,500,  the  Sponsoring

  Company  may,  within   its  sole  discretion,   deem  such  Member  or

  Beneficiary to  have submitted  a claim  for such  benefit and to  have elected a lump sum distribution  in cash.  Any claim for benefits under the Plan shall be made  in writing to the Sponsoring Company.  If  such claim  for  benefits is  wholly  or  partially denied,  the  Sponsoring

  Company shall, within  90 days after receipt  of the claim,  notify the

  Member or  Beneficiary of  the denial  of the  claim.   Such notice  of

  denial (i)  shall be  in writing,  (ii) shall  be written  in a  manner calculated  to be  understood by the  Member or  Beneficiary, and (iii)

  shall  contain (A)  the specific  reason or  reasons for denial  of the claim, (B) a specific reference  to the pertinent Plan  provisions upon which  the  denial  is  based,  (C)  a  description  of  any additional material or information necessary to  perfect the claim, along  with an explanation of why such material  or information is necessary,  and (D)

  an explanation  of the claim review  procedure, in  accordance with the provisions of this Article 17.

      17.2  Request  for Review of  Claim Denial.   Within  60 days after

  the receipt by the Member  or Beneficiary of a written notice of denial of the claim, or  such later time as shall be deemed  reasonable taking into  account the nature  of the  benefit subject to  the claim and any other attendant  circumstances, the  Member or  Beneficiary may file  a written request with  the Sponsoring Company that it conduct a full and
  fair  review of the  denial of  the claim  for benefits.   Such written

  request shall be filed in such form and manner and at such time  as the

  Sponsoring Company may from time to time prescribe.

      17.3  Decision  on Review of  Claim Denial.  The Sponsoring Company

  shall  make  its   determination  in  accordance  with  the   documents

  governing the  Plan insofar as such  documents are  consistent with the provisions of Title I of  ERISA.  The Sponsoring Company shall  deliver to the Member or  Beneficiary its written decision on  the claim within

  60 days  after the receipt of the aforesaid  request for review, except that if there are special circumstances (such as a conference with  the

  Member, Beneficiary or  his representative) which require an  extension of time,  the aforesaid 60-day  period shall be  extended to 120  days.

  Such decision  shall  (i)  be written  in  a manner  calculated  to  be understood  by the  Member or  Beneficiary,  (ii) include  the specific reason or  reasons  for the  decision,  and  (iii) contain  a  specific reference to the pertinent Plan  provisions upon which the  decision is based.

                                ARTICLE 18

                        INALIENABILITY OF BENEFITS

      The right of  any Member or Beneficiary  to any benefit  or payment under  the Plan  or Trust  or  to any  separate account  maintained  as provided by  the Plan  shall not,  to the  fullest extent  permitted by law, be  subject to  voluntary or  involuntary anticipation,  transfer,

  alienation  or assignment,  attachment,  execution,  garnishment, levy,

  sequestration or other  legal or  equitable process.   In  the event  a

  Member or  Beneficiary  who is  receiving  or  is entitled  to  receive benefits under  the Plan  attempts to  assign, transfer  or dispose  of such  right, or if  an attempt  is made to  subject said  right to such process,  such assignment, transfer  or disposition  shall be  null and

  void.    Notwithstanding the  foregoing  provisions  hereof,  expressly permitted  are: (i)  any arrangement  to  which the  Sponsoring Company consents for the direct  deposit of benefit payments to any  account in a  bank, savings  and loan association  or credit  union, provided such arrangement is  not part of an  arrangement constituting an  assignment or  alienation;  (ii)  the  recovery  by  the  Plan  of  overpayment of

  benefits  previously  made  to  a   Member  or  Beneficiary;  or  (iii)

  effective on  and after January 1,  1985, the  creation, assignment, or recognition  of a right to any  benefit payable pursuant to a qualified domestic relations court order as defined in ERISA.

                                ARTICLE 19

                    ADOPTION OF PLAN BY OTHER COMPANIES

      Any company  may,  with the  approval  of  the Sponsoring  Company,

  adopt  this  Plan pursuant  to appropriate  written resolutions  of the board  of directors  or  other  managing body  of such  company  and by executing  such documents with the Trustee as  may be necessary to make

  such  company  a party  to  the Trust  as a  Participating Company.   A

  company which  adopts the  Plan is thereafter  a Participating  Company with respect to its Employees for purposes of the Plan.

                                ARTICLE 20

               WITHDRAWAL OF PARTICIPATING COMPANY FROM PLAN

      20.1  Notice  of Withdrawal.    Subject to  provisions  of  Section

  20.4,  any Participating  Company, with  the consent of  the Sponsoring

  Company,  may at  any  time  withdraw from  the  Plan upon  giving  the

  Sponsoring  Company and the Trustee at least  30 days notice in writing of its intention to withdraw.

      20.2  Segregation  of  Trust Assets  Upon  Withdrawal.    Upon  the

  withdrawal  of a  Participating Company  pursuant to  Section 20.1, the

  Trustee shall segregate the allocable share of the assets in the  Trust

  Fund,  the  value of  which  shall  equal  the  total credited  to  the accounts of Members employed by the  withdrawing Participating Company.

  Such segregation  shall occur upon a Valuation  Date or such other date as may be specified by the Sponsoring Company.

            20.3  Exclusive  Benefit  of Members.    Except as  otherwise

  allowed  by law,  neither  the segregation  and  transfer of  the Trust

  assets  upon  the  withdrawal  of  a  Participating   Company  nor  the

  execution  of  a  new  agreement  and  declaration  of  trust  by  such withdrawing  Participating Company shall operate to permit  any part of the Trust Fund  to be used  for or diverted to purposes  other than for the exclusive benefit of the Members and their Beneficiaries.

      20.4  Applicability  of  Withdrawal  Provisions.    The  withdrawal

  provisions  contained in  this Article 20  shall be  applicable only if the withdrawing  Participating Company continues  to cover its  Members and eligible Employees in  another defined contribution  plan and trust

  qualified  under Sections  401 and  501 of  the Code.   Otherwise,  the

  termination provisions of Article 22 of the Plan shall apply.

                                ARTICLE 21

                           AMENDMENT OF THE PLAN

      The Sponsoring Company  may amend the Plan  with respect to  any or all Participating  Companies at  any time,  and from time  to time,  by action of  the board  of  directors of  the Sponsoring  Company or  its delegatee; provided,  however, except as otherwise  allowed by law,  no such amendment shall operate  to permit any  part of the Trust  Fund to be used  for or  diverted  to  purposes other  than for  the  exclusive benefit of the Members and their Beneficiaries.

                                ARTICLE 22

                PERMANENCY OF THE PLAN AND PLAN TERMINATION

      22.1  Merger or Consolidation of Plan.  The  Plan may not be merged or consolidated with, nor  may its assets or liabilities be transferred to, any  other  plan,  unless  each  Member would  (if  the  Plan  then

  terminated)   receive  a   benefit   immediately  after   the   merger,

  consolidation, or  transfer  which is  equal  to  or greater  than  the benefit he would have been  entitled to receive immediately  before the merger, consolidation, or transfer (if the Plan had then terminated).

      22.2  Right to  Terminate Plan.   The  Sponsoring Company  reserves

  the right to  terminate either the Plan or  both the Plan and the Trust as to any or all Participating Companies.

      22.3  Discontinuance  of Contributions.    Whenever  the Sponsoring

  Company  determines  that  it  is  impossible  or  inadvisable  for any

  Participating Company to make further contributions as  provided in the

  Plan,  such Participating  Company may,  without  terminating the  Plan and/or  Trust,  temporarily  or  permanently  discontinue  all  further

  contributions   by   such  Participating   Company.   Thereafter,   the

  Sponsoring Company  and the Trustee  shall continue  to administer  all the provisions of  the Plan which  are necessary and  remain in  force,

  other  than   the  provisions   relating  to   contributions  by   such

  Participating  Company.   However, the Trust shall  remain in existence

  with respect  to such Participating Company  and all  of the provisions of the Trust Agreement shall remain in force.

      22.4  Termination of  Plan and  Trust.   If the  Sponsoring Company

  determines to terminate (as  to any Participating Company) the Plan and

  Trust  completely,  they  shall  be  terminated  insofar  as  they  are applicable  to  such Participating  Company  as  of  the  date of  such

  termination.   Upon  such termination  of  the  Plan and  Trust,  after

  payment of  all expenses  and proportional  adjustment  of accounts  of

  Members  employed  by  such  Participating  Company   to  reflect  such

  expenses,  Trust  Fund  profits  or  losses,  and  allocations  of  any

  previously  unallocated  funds   to  the  date  of  termination,   such

  Participating  Company's  Members  shall be  entitled  to  receive  the amount  then  credited  to  their  respective  Accounts,  Tax  Deferred

  Accounts  and Frozen Tanner Account in the  Trust Fund.  The Sponsoring

  Company,  in its sole  discretion, may cause payment  of such amount to

  be  made in  cash,  or  in assets  of  the  Trust Fund.    Any  amounts

  unallocable to such  Participating Company's Members shall be  returned to the Sponsoring Company.

                                ARTICLE 23

                               MISCELLANEOUS

      23.1  Status  of Employment  Relations.   Nothing  herein contained

  shall be deemed  (i) to give to any  employee the right to be  retained in the employ of a Participating Company;  (ii) to affect the right  of a Participating Company to terminate  or discharge any employee  at any time;  (iii) to give  a Participating Company the  right to require any employee to remain  in its  employ; or  (iv) to  affect any  employee's right to terminate his employment at any time.

      23.2  Applicable Law.   To the extent that State law shall not have

  been  preempted by ERISA or  any other laws  of the  United States, the

  Plan  shall  be  construed,  regulated,  interpreted  and  administered according to the laws of the Commonwealth of Kentucky.

      23.3  Legal  Effect.   The Plan  described  herein shall  amend and

  supersede, as  of October  1, 1985, all  provisions in  the Plan as  in effect on September 30, 1985,  except as otherwise provided  herein and further  excepting that  the rights  of former  Members who  terminated employment  or  retired prior  to  October 1,  1985,  or  made a  total withdrawal prior to October 1,  1985 while employed, shall  be governed by  the terms  of  the Plan  in effect  at the  time of  termination of employment or  retirement, or  in effect on  September 30, 1985  in the case of  total withdrawals while employed,  as the case  may be, unless otherwise provided herein.

                                ARTICLE 24

                               TENDER OFFER

      24.1    Applicability.   The provisions  of this  Article 24  shall

  apply in  the event  any person,  either alone or  in conjunction  with others, makes  a tender offer, or  exchange offer,  or otherwise offers to purchase or solicits an  offer to sell to such person  1% or more of the outstanding shares of the  stock of the Sponsoring  Company (herein jointly and severally referred to as a "tender offer").

      24.2    Instructions  to Trustee.    The Trustee  may not  take any

  action in  response to a  tender offer except as  otherwise provided in this  Article 24.  Each Member having all or a part of his Account, Tax

  Deferred  Account and/or  Frozen Tanner Account  invested in  Fund A of the Plan  (determined as of the latest  Valuation Date for which record processing has  been completed  at  the  time instructions  under  this

  Article 24 are  requested of Members) may  direct the Trustee to  sell,

  offer to  sell, exchange  or  otherwise dispose  of all  the shares  of stock in  Fund  A allocable  to  such  Member's Account,  Tax  Deferred

  Account  and/or   Frozen  Tanner   Account  in   accordance  with   the

  provisions,  conditions  and  terms  of   such  tender  offer  and  the

  provisions of  this Article  24.  Such  instructions shall  be in  such form  and shall  be  filed in  such  manner and  at  such time  as  the

  Sponsoring Company and the Trustee may prescribe.

      24.3    Trustee Action on  Member Instructions.  The Trustee  shall sell, offer  to sell, exchange or otherwise  dispose of the shares held in  Fund A  with respect to which  it has received  directions to do so under this  Article 24 from Members.  The number of  shares to be sold,

  offered  for sale,  exchanged or otherwise  disposed of  by the Trustee under this Section 24.3  pursuant to a Member's direction shall reflect the value of such  Member's Account, Tax Deferred Account and/or Frozen

  Tanner Account invested in Fund A (excluding all investments in Fund A other than the shares to be sold, offered or exchanged) determined as of  the latest  Valuation  Date for  which  record processing  has been completed at  the time  of the  Trustee's disposition  of shares.  Each

  Member directing the Trustee to  dispose of his allocable  shares under this Article 24 shall also be  deemed to have elected a transfer of the total value of his Account,  Tax Deferred Account and/or  Frozen Tanner

  Account in  Fund  A  to a  new investment  fund  under the  Plan.   For

  purposes of this Article 24,  such deemed transfers shall  be effective as  of and shall use values as of the  Valuation Date used to determine the  number  of  shares to  be  sold, offered  for  sale,  exchanged or

  otherwise  disposed of by  the Trustee  under this  Section 24.3.   Any

  gain  or  loss,  whether   realized  or  unrealized,  on  the  directed

  disposition  of  shares shall  be  allocated  (in accordance  with  the provisions of Section 10.3) among  the members who have directed such a

  disposition  under  this  Article  24.    The   proceeds  derived  from

  dispositions directed  under this Article 24  shall be  invested by the

  Trustee in accordance with Section 24.4.   Except for the provisions of

  Section 8.2  (dealing with contributions to  the Plan)  and Section 8.4

  (dealing with interfund transfers) all  the provisions of the  Plan and

  trust  agreement shall apply to  such new investment fund.   Any shares

  becoming allocable to a Member's Account,  Tax Deferred Account  and/or

  Frozen Tanner Account  in Fund A  after the  latest Valuation Date  for which  record  processing  has  been  completed  at  the  time  of  the

  Trustee's disposition  of shares shall remain  a part  of such Member's

  Account, Tax  Deferred Account and/or Frozen  Tanner Account  in Fund A

  subject to all the provisions of the Plan other than this Article 24.

      24.4    Investment  of  Proceeds.    Any  securities  received   in

  connection  with a  disposition directed  under this  Article  24 shall remain  a  part of  the new  investment fund  subject, however,  to the

  Sponsoring  Company's right  to amend the  Plan in  accordance with its
  provisions.   Any  cash proceeds of  a disposition  directed under this

  Article  24 and  any income from  investments under  the new investment fund  shall remain  a part  of the  new investment  fund  and shall  be invested  in  such  securities  as the  Sponsoring  Company  (or  other fiduciary identified  by the Sponsoring  Company for  such purpose) may from  time to  time direct; provided,  however, in  the absence  of any direction  from the Sponsoring  Company or  other fiduciary the Trustee

  may  in  its   discretion  invest  the  cash  proceeds  in   short-term

  securities issued  by the  United States of  America or  any agency  or instrumentality  thereof  or  any other  investments  of  a  short-term nature, including corporate obligations  or participations therein  and interim collective or common investment funds.

      24.5    Action With Respect to Members Not Instructing the  Trustee

  or Not Issuing Valid Instructions.  To  the extend to which Members  do not  instruct the  Trustee or  do  not issue  valid directions  to  the

  Trustee to sell, offer  to sell, exchange  or otherwise dispose of  the shares of stock of the  Sponsoring Company allocable to  their Account,

  Tax Deferred  Accounts and/or  Frozen Tanner  Account in  Fund A,  such

  Members shall be deemed  to have directed the Trustee  that such shares remain invested in Fund A subject to  all provisions of the Plan  other than this Article 24.

                                ARTICLE 25



             SPECIAL RULES IN THE EVENT PLAN BECOMES TOP HEAVY

      25.1  General.    Effective for  the Plan  Years  beginning on  and

  after October  1, 1984,  notwithstanding  any  other provision  of  the

  Plan, this Article  25 shall apply to each Plan as to which the Plan is

  "Top-Heavy" (as  hereinafter defined in  this Article 25),  hereinafter called "Top-Heavy-Year",  and, to the extent  provided in this  Article

  25, to  each Plan  Year following a Plan  Year as to which  the Plan is

  Top-Heavy.

      25.2  Minimum Benefits.   The  Participating Company  Contributions

  allocated to the account of  each Member who is not a Key Employee  for the  Top  Heavy  Year  shall  not  be less  than  3%  of  such Member's

  Limitation    Year    Compensation    (not    to   exceed    $200,000).

  Notwithstanding  the preceding  sentence, the  foregoing percentage for

  any  Top  Heavy  Year  shall   not  exceed  the  percentage   at  which

  Participating Company  Contributions are  allocated to  the Account  of the Key Employee for  whom such percentage is the highest for  such Top

  Heavy  Year; provided,  however, that  all  defined contribution  plans within  an Aggregation  Group shall  be treated  as one  plan  and this sentence shall  not apply  to any plan  required to  be included in  an

  Aggregation Group if such  plan enables a defined benefit plan required to  be included  in such  Group  to meet  the requirements  of  Section

  401(a)(4) or 410 of the Code.

      25.3  Compensation  Limitation.    Compensation   (as  defined   in

  paragraph  (g)  of Section  2.1  of  the  Plan) shall  not  exceed  the limitation prescribed under Section 416(d) of the Code.

      25.4  Definitions.  For purposes of this Article  25, the following definitions shall apply:

      (a)   "Aggregation  Group"   shall  mean   (i)  each   plan  of   a

  Participating Company or an  Affiliated Company in which a Key Employee is a participant  and (ii) each  other plan of a  Participating Company or  an Affiliated  Company which enables  any plan  described in clause

  (i)  of  this  paragraph  (a)  to  meet  the  requirements  of  Section

  401(a)(4) or 410 of the Code.

      (b)   "Determination Date"  shall mean,  with respect  to any  Plan

  Year, the last day of the preceding Plan Year.

      (c)   "Key  Employee"  shall  mean  a  "key  employee"  within  the meaning of Section 416(i) of the Code.

      (d)   "Top-Heavy"  shall mean, with respect to any  Plan Year, that

  the  Plan   falls  within  a  Top-Heavy-Group   or  that,   as  of  the

  Determination Date, the Top Heavy Ratio exceeds 60%.

      (e)   "Top-Heavy  Group" shall mean, with respect to any Plan Year,

  any Aggregation Group if (as  of the Determination Date) the sum of the

  Top  Heavy Ratios  for each plan  falling within  the Aggregation Group exceeds 60%.

      (f)   "Top  Heavy   Ratio"  shall   mean,  with   respect  to   any

  Determination Date,

            (1)   For  any defined benefit plan the ratio  of the present

  value  of  the  cumulative accrued  benefits  (including  any  benefits derived from  employee  contributions)  under  the  plan  for  all  Key

  Employees  to  the present  value  of the  cumulative accrued  benefits

  (including any benefits derived from employee  contributions) under the plan for  all employees.  Such present  value shall be consistently and uniformly  determined under regulations  under Section  416 of the Code

  (i) by using  the actuarial assumptions used  by the plan for  purposes of minimum  funding standards under Section  412 of  the Code (modified as necessary  to conform with  the requirements of  Section 416  of the

  Code and regulations thereunder);  (ii) as of the most recent valuation date used for computing plan costs for purposes of minimum funding under Section 412 of the Code falling within a 12 month period ending on  the  Determination  Date; (iii)  by  including  distributions  made within the Plan  Year in which falls  the Determination Date and the  4 preceding  Plan  Years;  and  (iv)  on  the  basis  that  each employee terminated employment on the valuation date.

            (2)   For any defined contribution plan the ratio of the  sum

  of  the account  balances under the  plan as of  the Determination Date for Key Employees to the sum of the account balances  under the plan as of the Determination Date for all employees.





      IN WITNESS WHEREOF, the Sponsoring Company  has caused this Plan to be executed this _________ day of _____________________, __________.



  ATTEST:                      ASHLAND OIL, INC.







  ___________________________  By:__________________________

  Secretary